CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE IT IS BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

RETIREMENT PLANS MUTUAL FUND SELLING AGREEMENT

This Retirement Plans Mutual Fund Selling Agreement dated as of the 29th day of December, 2016 is made by and among Nationwide Investment Services Corporation (“NISC”), and Nationwide Fund Distributors LLC (“NFD”).

WHEREAS, NFD is the principal underwriter and distributor for Nationwide Mutual Funds (the “Trust”), an open-end management investment company; and

WHEREAS, beneficial interests in the Trust are divided into several series and classes of shares, each representing the interest in a particular managed portfolio of securities and other assets (each, a “Fund” and collectively, the “Funds”); and

WHEREAS, NISC and its affiliates (collectively, “Nationwide”) provide funding vehicles and related services for various retirement plans which meet the definition of retirement plans under Sections 401, 403 and 457 of the Internal Revenue Code as well as other employer-sponsored retirement or investment plans (each, a “Plan” and collectively, the “Plans”); and

WHEREAS, Nationwide and NFD may mutually desire the inclusion of the Funds (i) as investment options in group annuity contracts issued through separate accounts established by affiliates of NISC (collectively, “Separate Accounts”) or (ii) as investment options in trust/custodial accounts (“Trust/Custodial Accounts”) maintained by affiliates of NISC, that serve as funding vehicles for Plans; and

WHEREAS, the selection of investment options with respect to any Fund is made by the Plan, the Plan’s selected fiduciary or the plan participants and such Plan, Plan’s selected fiduciary or plan participants may reallocate their investments among the investment options in accordance with the terms of the Plan; and

WHEREAS, Nationwide, in consideration of payments received, provides distribution and related shareholder services to Plans; and

WHEREAS, NISC and NFD wish to enter into an agreement providing for the purchase and sale by NISC of shares of the Funds named in Exhibit A attached hereto, as such exhibit may be amended from time to time, on behalf of either Separate Accounts or Trust/Custodial Accounts to fund the Plans; and

WHEREAS, this Agreement is intended to be entered into in connection with a separate Retirement Plans Administrative Services Agreement between Nationwide and Nationwide Fund Management LLC, dated as of December 29, 2016 (“Administrative Services Agreement”), that provides for the provision of certain order-processing, recordkeeping, sub-accounting, reporting and related administrative services by Nationwide to Plans and/or their participants.

NOW, THEREFORE, in consideration of their mutual promises, NISC and NFD agree as follows:

1.	Definitions

(a)	“1933 Act” means the Securities Act of 1933, as amended.

(b)	“1934 Act” means the Securities Exchange Act of 1934, as amended.

(c)	“1940 Act” means the Investment Company Act of 1940, as amended.

(d)

“12b-1 Fee” means fees payable from a Fund’s assets pursuant to a plan adopted by the Board of Trustees of the Trust pursuant to Rule 12b-1 under the 1940 Act for Distribution Services, as defined below, provided by Nationwide.

(e)	“Code” means the Internal Revenue Code of 1986, as amended.

(f)

“Distribution Services” means marketing and other services designed to promote the sale of group annuity contracts or Trust/Custodial Accounts that feature Shares as underlying investment options, as further described in Exhibit B. “Distribution Services” also may include shareholder services provided to Plans and/or Participants that constitute personal, continuing services to investors, as contemplated by FINRA Rule 2341 and having the meaning described in NASD Notice to Members 92-41.

(g)	“FINRA” means the Financial Industry Regulatory Authority, Inc.

(h)	“Orders” means a request from a Plan or a Participant to purchase or redeem Shares of the Trust.

(i)	“Participants” means participants in Plans and, where applicable, beneficiaries of such participants.

(j)	“SEC” means the U.S. Securities and Exchange Commission.

(k)	“Shares” means the shares, including the particular class of shares, of the Funds set forth in Exhibit A to this Agreement.

(l)	“USA Patriot Act” means the United and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, as amended.

2.	Distribution and Availability of Fund Shares in Connection with the Plans

(a)

NISC will perform Distribution Services in connection with certain classes of the Shares as set forth in this Section 2 and in Exhibit B to this Agreement. NFD agrees to pay compensation to NISC for such Distribution Services based on the value of Shares of such classes held by the Plans in accordance with Section 7 of this Agreement.

(b)

Shares may be purchased or redeemed by each Separate Account or Trust/Custodial Account on behalf of Plans on a daily basis at the net asset value next computed after receipt and acceptance by NFD or its designee of the Order for purchase or redemption. In purchasing and redeeming Shares for the Separate Accounts or Trust/Custodial Accounts, Nationwide will comply with the terms and conditions of this Agreement and the terms and conditions of the Administrative Services Agreement

(c)

NFD agrees to make Shares of the Funds available for purchase at the applicable net asset value per share on those days on which the Trust calculates the net asset value of each Fund pursuant to rules of the SEC, for as long as they are offered by Plans; provided, however, that NFD may refuse to sell Shares of any Fund to any person, or suspend or terminate the offering of Shares of any Fund if such action is required by law or by regulatory authorities having jurisdiction or is, in NFD’s sole discretion, acting in good faith and in light of its duties under federal and any applicable state laws, necessary in the best interests of the shareholders of such Fund.

(d)

Nationwide has policies and procedures in effect to detect and deter short term or excessive trading into and out of a Fund (“Market Timing”). Nationwide’s Market Timing policies and procedures include, but are not limited to: monitoring Plan and Participant trading activity, imposing trade restrictions and enforcing redemption fees imposed by the Funds (if applicable). NFD acknowledges that Nationwide shall apply its own trade monitoring and restriction policies and procedures to trading of Fund Shares hereunder which may differ from the criteria set forth in the Trust’s prospectuses and SAIs. NFD’s failure to reject any purchase Orders that might be deemed to be Market Timing shall not constitute a waiver of NFD’s rights under this section.

3.	Representations and Warranties of NISC

NISC represents and warrants that:

(a)

it is a registered broker-dealer as defined in Section 3(a)(4) or 3(a)(5) of the 1934 Act; that it is registered with the SEC pursuant to Section 15 of the 1934 Act; that it is a member of FINRA; and that, during the term of this Agreement, it will abide by any applicable state and federal securities laws and all of the rules and regulations of FINRA;

(c)	its activities hereunder comply in all material respects with all provisions of federal and state law applicable to such activities, including but not limited to FINRA’s Rule 2341; and

(d)

the arrangements described herein, and the amount and form of fees and other compensation payable to NISC hereunder, comply in all material respects with, and are accurately, fairly and adequately disclosed in compliance with all applicable laws, rules and regulations.

The foregoing representations and warranties will be true and correct at all times during the term of this Agreement.

4.	Representations and Warranties of NFD

NFD represents and warrants that:

(a)

it (i) is a broker-dealer as defined in Section 3(a)(4) or 3(a)(5) of the 1934 Act; (ii) is registered with the SEC pursuant to Section 15 of the 1934 Act and is a member of FINRA; (iii) serves as principal underwriter/distributor for the Trust; and (iv) during the term of this Agreement, will abide by any applicable state and federal securities laws and all of the rules and regulations of FINRA;

(b)	the Trust is lawfully organized and validly existing under the laws of the State of Delaware and it does and will comply in all material respects with applicable provisions of the 1940 Act;

(c)

Shares sold pursuant to this Agreement will be registered under the 1933 Act and duly authorized for issuance in accordance with applicable law, and the Trust is and will remain registered as an open-end, management investment company under the 1940 Act for as long as such Shares are sold;

(d)

it will cause the Trust to amend the registration statement for the Trust’s Shares under the 1933 Act and the 1940 Act from time to time as required in order to effect the continuous offering of its Shares;

(e)

it will cause the Trust to register and qualify the Trust’s Shares for sale in accordance with the laws of the various states and territories and will promptly notify Nationwide if any Shares are not qualified in a particular state or territory;

(f)

each Fund is currently qualified as a regulated investment company under Subchapter M of the Code and will make every effort to maintain such qualification. NFD shall promptly notify Nationwide upon having a reasonable basis for believing that a Fund has ceased to so qualify, or that it may not qualify as such in the future;

(g)

the Funds have policies and procedures designed to deter Market Timing, as are disclosed in each Fund’s prospectus, and such policies will be uniformly and consistently applied to all shareholders unless otherwise disclosed in such Fund’s prospectus;

(h)	its activities hereunder comply in all material respects with all provisions of federal and state securities law applicable to such activities, including but not limited to FINRA’s Rule 2341; and

(i)

the arrangements described herein, and the amount and form of fees and other compensation payable by NFD hereunder, have been reviewed by the Trust’s Board of Trustees, and comply in all material respects with, and are accurately, fairly and adequately disclosed in compliance with all applicable laws, rules and regulations.

The foregoing representations and warranties will be true and correct at all times during the term of this Agreement.

5.	Prospectuses and Other Sales Materials

(a)

NFD will provide Nationwide with as many copies of the current Trust prospectuses (and any supplements thereto) and/or shareholder reports for the Fund(s) for distribution to prospective Plan investors in reasonable quantities except as otherwise mutually agreed by the parties hereto. Nationwide shall be responsible for distributing Fund prospectuses and other Fund-issued documents as applicable to Plans or such Plans’ authorized representatives. If requested by Nationwide, in lieu thereof, NFD will provide such documentation, including final copies of current prospectuses set in type or camera-ready or electronic format, and other assistance as is reasonably necessary in order for Nationwide to deliver to Plans or such Plans’ authorized representatives. NFD will, upon request, provide Nationwide with a copy of each Fund’s prospectus through electronic means to facilitate Nationwide’s efforts to provide Trust prospectuses via electronic delivery.

(b)	NFD will cause each Fund’s prospectus to state that the SAI for such Fund is available and will disclose how investors can obtain the SAI.

(c)

Nationwide shall not give any information or make any representations or statements on behalf of the Trust or NFD or concerning the Trust or NFD other than information or representations contained in and accurately derived from the Trust’s registration statement or prospectuses (as such registration statement and prospectuses may be amended or supplemented from time to time), reports of the Trust which are in the public domain or approved by the Trust or NFD for distribution to shareholders, or in sales literature or other promotional material provided or approved by the Trust or NFD, except with the written permission of the Trust or NFD.

6.	Expenses

The parties acknowledge and agree that:

(a)

Nationwide is responsible for the expenses of the cost of registration of the Separate Accounts, unless otherwise exempt, and the costs of having the group annuity contracts approved by state insurance authorities in the applicable jurisdictions.

(b)

NFD and/or the Funds are responsible for the expenses of the cost of registration of the Funds’ Shares, and preparation of the Funds’ prospectuses, SAIs, reports and the preparation of other related statements and notices required by law for distribution in reasonable quantities to prospective Plan investors except as otherwise mutually agreed upon by the parties to this Agreement.

(c)

Except as otherwise provided herein or in related agreements, all expenses incident to the performance by Nationwide under this Agreement shall be paid by Nationwide. Likewise, all expenses incident to the performance by NFD or the Funds under this Agreement shall be paid by NFD and/or the Funds.

7.	Compensation

(a)

In consideration for the Distribution Services provided by NISC pursuant to this Agreement, NFD agrees to pay NISC, for each Fund and class of Shares identified on Exhibit A, the respective 12b-1 Fee at the rate listed therein, calculated as an annualized percentage of the average daily net asset value of Shares owned by Plans for the period in which such fees were earned.

(b)

The parties acknowledge and agree that a Rule 12b-1 plan may be terminated at any time, without the payment of any penalty, by the vote of a majority of the members of the Board of Trustees of the Trust who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Rule 12b-1 plan or in any related agreements to the Rule 12b-1 plan or by a majority of the outstanding voting securities of the applicable Fund or Funds and/or applicable class or classes of such Fund or Funds, upon delivery of written notice thereof to the parties to this Agreement, and that no 12b-1 fees will be payable thereafter.

(c)

12b-1 Fees will be paid to NISC, or its designee, on a monthly basis by electronic funds transfer as soon as practicable, but no later than 30 days after the end of the period in which they were earned. The 12b-1 Fee payment will be accompanied or preceded by a statement showing the calculation of the amounts being paid by NFD for the relevant period and such other supporting data as may be reasonably requested by NISC.

(d)

The parties agree that 12b-1 Fees will be paid to NISC or its designee according to this Agreement with respect to classes of each Fund as long as Shares of such classes of Fund are held by Plans. NFD acknowledges that the fees that Nationwide charges to Plans in connection with servicing such Plans may be less than they otherwise would be due to the 12b-1 Fees that NFD agrees to pay NISC hereunder. This provision will survive the termination of this Agreement.

(e)	Each party may disclose that it has entered into this Agreement. Further, each party may disclose the annual fees payable to NISC under this Agreement.

8.	Privacy and Data Security

(a)

The parties will keep confidential any information regarding the Trust, Nationwide, the Plans and Participants received in connection with providing services and meeting their respective obligations hereunder, except: (a) as necessary to provide the services or otherwise meet their respective obligations under this Agreement; (b) as necessary to comply with applicable law; and (c) information regarding the Trust or Plans which is otherwise publicly available. The parties will maintain internal safekeeping procedures to safeguard and protect the confidentiality of the data transmitted to another party or its designees or agents in accordance with Section 248.11 of Regulation S-P (17 CFR 248.1–248.30) (“Reg S-P”), and any other applicable federal or state privacy laws and regulations, including without limitation 201 CFR 17.00 et seq. and applicable security breach notification regulations (collectively “Privacy Laws”). Each party shall use such data solely to effect the services contemplated herein, and none of the parties will directly, or indirectly through an affiliate, disclose any non-public personal information protected under Privacy Laws (“Non-public Personal Information”) received from another party to any person that is not an affiliate, designee, service provider, or agent of the receiving party and provided that any such information disclosed to an affiliate, designee, service provider, or agent will be under the same or substantially similar contractual limitations on use and non-disclosure and will comply with all legal requirements. NFD will not use information, including Non-public Personal Information, directly or indirectly provided to it by Nationwide or its designees or agents pursuant to this Agreement for the purpose of marketing to Plans or any other similar purpose, except as may be agreed by the parties hereto. Except for confidential information consisting of Non-public Personal Information, which will be governed in all respects in accordance with the immediately preceding sentence, confidential information does not include information which (i) was publicly known and/or was in the possession of the party receiving confidential information (the “Receiving Party”) from other sources prior to the Receiving Party’s receipt of confidential information from the party disclosing confidential information (the “Disclosing Party”), or (ii) is or becomes publicly available other than as a result of a disclosure by the Receiving Party or its representatives, or (iii) is or becomes available to the Receiving Party on a non-confidential basis from a source (other than the Disclosing Party) which, to the best of the Receiving Party’s knowledge is not prohibited from disclosing such information to the Receiving Party by a legal, contractual or fiduciary obligation to the Disclosing Party, or (iv) describes the annual fees payable to NISC under this Agreement.

(b)

Each party will maintain and enforce safety and physical security procedures with respect to its access and maintenance of Non-public Personal Information that (a) are at least equal to industry standards for such types of locations, (b) are in accordance with reasonable policies in these regards, and (c) provide reasonably appropriate technical and organizational safeguards against accidental or unlawful destruction, loss, alteration or unauthorized disclosure or access of Non-public Personal Information under this Agreement. Without limiting the generality of the foregoing, each party will take all reasonable measures to secure and defend its location and equipment against cyber-attacks, “hackers” and others, both internal and external, who may seek, without authorization, to modify or access its systems or the information found therein. Each party will periodically test its systems for potential areas where security could be breached. Each party will report to the other party promptly any breaches of security or unauthorized access to its systems that it detects or becomes aware of that would require notification to consumers and/or regulators, as may be required by applicable federal and/or state laws. Each party will use reasonable and diligent efforts to remedy such breach of security or unauthorized access in a timely manner. Each party maintains the right to reasonably audit its data in the other party’s systems environment no more than annually, upon 60 days prior written notice, and at auditing party’s sole expense and cost.

(c)

All Non-public Personal Information must be stored in a physically and logically secure environment that reasonably attempts to protect it from unauthorized access, modification, theft, misuse and destruction.

9.	Anti-Money Laundering

Each party will comply with all applicable anti-money laundering laws, rules and regulations, including but not limited to, the Bank Secrecy Act (the “BSA”), its implementing regulations, and the USA Patriot Act, which amends certain sections of the BSA and sets forth certain other anti-money laundering requirements. To facilitate compliance with anti-money laundering laws, each party has developed and implemented policies and procedures required by federal law to detect, deter and prevent money laundering, including those required by the BSA and the USA Patriot Act. Each party further agrees to cooperate and share information with the other to the extent required by law to facilitate implementation of each other’s anti-money laundering program.

10.	Maintenance of Records

Each party will maintain and preserve all records as required by law to be maintained and preserved in connection with the provision of services contemplated hereunder. During the term of this Agreement, upon any reasonable request from NFD, the Trust or their respective representatives, Nationwide shall (i) provide to NFD, the Trust or their respective representatives reasonable access during normal business hours to review and audit the books and records (including any such materials developed on or after the date of this Agreement by a party hereto or its affiliates) under the control of Nationwide pertaining to the services to be provided under this Agreement; provided that such access shall be preceded by 30 days written notice, and (ii) permit NFD, the Trust and their respective representatives to make copies of such records, in each case at no cost to Nationwide. Nothing herein shall require Nationwide to disclose any information to NFD, the Trust or their respective representatives (i) in contravention of the terms of a non-disclosure agreement with a third party, (ii) that may constitute privileged attorney-client communications or attorney work product and the transfer of which, or the provision of access to which, as reasonably determined by Nationwide’s counsel, constitutes a waiver of any such privilege or (iii) if the provision of access to such document (or portion thereof) or information, as determined by Nationwide’s counsel, would reasonably be expected to conflict with applicable law.

11.	Indemnification

(a)

Nationwide agrees to indemnify and hold harmless NFD, the Trust, and each of its respective officers, trustees, directors, employees, agents, affiliated persons, subsidiaries and each person, if any, who controls NFD and/or the Trust within the meaning of the 1940 Act (collectively, the “Fund Indemnified Parties” for purposes of this section) against any losses, claims, expenses, damages, liabilities (including amounts paid in settlement thereof) and/or litigation expenses (including reasonable legal and other expenses) (collectively the “Losses”), to which the Fund Indemnified Parties may become subject to the extent such Losses result from (i) Nationwide’s bad faith, negligence, or willful misconduct in performing its obligations under this Agreement; (ii) any material breach by Nationwide of any provision of this Agreement or of any law, rule or regulation applicable to its obligations under this Agreement; or (iii) any breach by Nationwide of a representation or warranty made in this Agreement. Nationwide shall not be liable for indemnification hereunder to the extent such Losses are attributable to the bad faith, negligence, or willful misconduct of NFD or the Trust in performing their obligations under this Agreement.

(b)

NFD agrees to indemnify and hold harmless Nationwide and its officers, directors, employees, agents, affiliated persons, subsidiaries and each person, if any, who controls Nationwide within the meaning of the 1940 Act (collectively, the “Nationwide Indemnified Parties” for purposes of this section) against any Losses to which the Nationwide Indemnified Parties may become subject to the extent such Losses result from (i) NFD’s or the Trust’s bad faith, negligence, or willful misconduct in performing its obligations under this Agreement; (ii) any material breach by NFD of any provision of this Agreement or of any law, rule or regulation applicable to its obligations under this Agreement; or (iii) any breach by NFD of a representation or warranty made in this Agreement. NFD shall not be liable for indemnification hereunder to the extent such Losses are attributable to the bad faith, negligence, or willful misconduct of Nationwide in performing its obligations under this Agreement. NFD further agrees to indemnify and hold harmless the Nationwide Indemnified Parties against any Losses that arise out of or are based upon any untrue or alleged untrue statement or misrepresentation of any material fact contained in any Fund registration statement or prospectus, or any omission to state therein a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading, except to the extent that such statement or omission is based on information furnished to NFD or the Trust by or on behalf of Nationwide.

(c)	Notwithstanding the foregoing, in no event shall either party be liable to the other for special, indirect or consequential damages, or lost profits or loss of business.

(d)

Promptly after receipt by an indemnitee under this section of notice of the commencement of a claim or action that may be covered hereunder), the indemnitee will notify the indemnitor in writing of the commencement thereof. The omission to so notify the indemnitor will not relieve it from any liability that it may have to any indemnitee under this section except that the failure of the indemnitee so to notify the indemnitor will relieve the indemnitor of its indemnity obligation with respect to that action to the extent that such omission results in the forfeiture of the indemnitor’s substantive rights or defenses. If any such action is brought against any indemnitee and it notifies the indemnitor of the commencement thereof as specified above, the indemnitor will be entitled to assume the defense thereof with counsel reasonably satisfactory to the indemnitee, and the defendant or defendants in such action entitled to indemnification hereunder will have the right to participate in the defense or preparation of the defense of any such action. In the event the indemnitor does elect to assume the defense of any such action, and to retain counsel as provided above, the indemnitees in such action will bear the fees and expenses of any additional counsel retained by any of them; but in case the indemnitor does not elect to assume the defense of any such action, the indemnitor will reimburse the indemnitee(s) named as defendant(s) in such action for: (i) the fees and expenses of counsel agreed upon by indemnitor and indemnitee; or (ii) for all reasonable fees and expenses of counsel retained by the indemnitee(s) in the event that the indemnitor is found liable under the terms of this Agreement or applicable law for the defense of such indemnitee(s). If the indemnitor assumes the defense of any such action, the indemnitor will not, without the prior written consent of the indemnitee(s), settle or compromise the liability of the indemnitee(s) in such action, or permit a default or consent to the entry of any judgment in respect thereof, unless in connection with such settlement, compromise or default or consent, each indemnitee receives from the claimant a release from all liability in respect of such claim. The party seeking indemnification will not confess any claim or make any compromise in any case in which the other party may be required to indemnify except with the other party’s prior written consent.

(e)	The provisions of this Section 11 shall survive the termination of this Agreement.

12.	Applicable Law

(a)	This Agreement will be construed and the provisions hereof interpreted under and in accordance with the laws of the State of Ohio.

(b)

This Agreement will be subject to the provisions of the 1933 Act, the 1934 Act and the 1940 Act, and the rules and regulations and rulings thereunder, including such exemptions from those statutes, rules and regulations as the SEC may grant and the terms hereof will be interpreted and construed in accordance therewith.

13.	Termination

(a)	This Agreement may be terminated by either party for any reason upon sixty (60) days’ advance written notice delivered to the other party.

(b)

This Agreement may be terminated at the option of either party upon institution of formal proceedings against the other party by FINRA, the SEC, the Department of Labor, the insurance commission of any state, or any other regulatory body regarding such other party’s duties under this Agreement or related to the sale of Shares, the operation of a Separate Account or Trust/Custodial Account, the administration of the Plans or the purchase of the Trust’s shares, or an expected or anticipated ruling, judgment or outcome which would, in the terminating party’s reasonable judgment, materially impair the other party’s ability to meet and perform its obligations and duties hereunder.

(c)

This Agreement may be terminated by NFD if it determines, in its sole judgment exercised in good faith, that either (1) Nationwide shall have suffered a material adverse change in its business or financial condition, (2) Nationwide shall have been the subject of material adverse publicity which is likely to have a material adverse impact upon the business and operations of either the Trust or NFD, or (3) Nationwide breaches any obligation or representation under this Agreement in a material respect and such breach shall continue unremedied for thirty (30) days after receipt by Nationwide of notice in writing from NFD of such breach.

(d)

This Agreement may be terminated at the option of Nationwide if (i) the Internal Revenue Service determines that any Fund fails to qualify as a “Regulated Investment Company” under the Code, or (ii) Nationwide shall determine, in its sole judgment exercised in good faith, that either (1) the Trust or NFD shall have suffered a material adverse change in its business or financial condition, (2) the Trust or NFD shall have been the subject of material adverse publicity which is likely to have a material adverse impact upon the business and operations of Nationwide, or (3) NFD breaches any obligation or representation under this Agreement in a material respect and such breach shall continue unremedied for thirty (30) days after receipt of notice in writing to NFD from Nationwide of such breach.

(e)

This Agreement may be terminated at any time by NFD if NFD determines that liquidation of the Funds is in the best interests of the Funds or their beneficial owners. Reasonable advance notice of election to liquidate shall be provided to Nationwide in order to permit the substitution of Fund Shares, if necessary, with shares of another investment company pursuant to applicable securities regulations.

(f)

This Agreement may be terminated at any time by Nationwide, in accordance with applicable securities regulations, to substitute such Fund Shares with the shares of another investment company for the group annuity contracts and/or Trust/Custodial Accounts for which the Fund Shares have been selected to serve as the underlying investment options. Nationwide shall give reasonable notice to NFD of any proposal to substitute Fund Shares.

(g)

Notwithstanding any termination of this Agreement pursuant to any of the foregoing provisions of this section, this Agreement shall remain in force and in effect for so long as allocations to any or all of the Separate Accounts and/or Trust/Custodial Accounts remain invested in Trust Shares.

14.	Notices

Each notice or other communication required or permitted to be made or given by a party pursuant to this Agreement shall be given in writing and delivered by U.S. first class mail or overnight courier, in each case prepaid and addressed, to:

Nationwide

Nationwide Financial

One Nationwide Plaza, 5-04-206J

Columbus, Ohio 43215

Attention: AVP, External Funds Management

NFD

Nationwide Fund Distributors LLC

One Nationwide Plaza, 5-02-210T

Columbus, Ohio 43215

Attention: Fund Administration

Any party may change its address by notifying the other party(ies) in writing. Notices will be deemed given upon dispatch.

15.	Entire Agreement

This Agreement, together with all contemporaneous exhibits, sets forth the entire understanding of the parties with respect to the subject matter of this Agreement and supersedes any and all prior discussions, representations, and understandings, whether written or oral, between the parties related to the subject of this Agreement. For the avoidance of doubt, this Agreement specifically supersedes the Fund Agreement, dated October 1, 2002, by and among Nationwide Financial Services, Inc., Gartmore Mutual Fund Capital Trust, Gartmore Morley Capital Management, Inc. and Gartmore Distribution Services, Inc.

16.	Assignment

This Agreement shall be binding upon and shall inure to the benefit of the parties and their respective successors and assigns; provided, however, that neither this Agreement nor any rights, privileges, duties or obligations of the parties may be assigned by any party without the written consent of the other parties (except that a party may assign rights, privileges, duties or obligations to an affiliate).

17.	Waiver

No term or provision of this Agreement may be waived or modified unless done so in writing and signed by the party against whom such waiver or modification is sought to be enforced. Either party’s failure to insist at any time on strict compliance with this Agreement or with any of the terms under this Agreement or any continued course of such conduct on its part will in no event constitute or be considered a waiver by such party of any of its rights or privileges.

18.	Force Majeure

No party to this Agreement will be responsible for delays resulting from acts beyond the reasonable control of such party, provided that the nonperforming party uses commercially reasonable efforts to avoid or remove such causes of nonperformance and continues performance hereunder as soon as practicable as soon as such causes are avoided, rectified or removed.

19.	Other Matters

(a)	The section headings contained herein are for reference purposes only and will not in any way affect the meaning or interpretation of this Agreement.

(b)	If any portion of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

(c)

The rights, remedies and obligations contained in this Agreement are cumulative and are in addition to any and all rights, remedies and obligations, at law or in equity, which the parties to this Agreement are entitled to under state and federal laws.

(d)

Each of the parties acknowledges and agrees that this Agreement and the arrangements described in this Agreement are intended to be non-exclusive and that each of the parties is free to enter into similar agreements and arrangements with other entities.

(e)

Except to the extent required by applicable law, no party shall use any other party’s names, logos, trademarks or service marks, whether registered or unregistered, without the prior consent of such party. Notwithstanding the foregoing, Nationwide may identify the Funds in a listing of funds available as underlying investment options.

(f)	Nothing in this Agreement shall be deemed to create a partnership or joint venture by and among the parties hereto.

(g)	This Agreement may not be amended or modified except by a written amendment, which includes any amendments to the Exhibits, executed by all parties to the Agreement.

(h)	Except as expressly set forth herein, no provision of this Agreement is intended or shall be construed to provide or create any rights or benefits in any third party.

Each party hereby represents and warrants to the other that the persons executing this Agreement on its behalf are duly authorized and empowered to execute and deliver the Agreement and that the Agreement constitutes a legal, valid and binding obligation, and is enforceable in accordance with its terms.

This Agreement may be executed by facsimile signature and it may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

NATIONWIDE INVESTMENT SERVICES CORPORATION

By:
Title:

NATIONWIDE FUND DISTRIBUTORS LLC

By:
Title:

EXHIBIT A

FUNDS AND COMPENSATION

Fund Name	CUSIP	12b-1 Fee (bps)
Nationwide Amundi Global High Yield Fund Class A	63868C573	[**]
Nationwide Amundi Global High Yield Fund Class C	63868C565	[**]
Nationwide Amundi Global High Yield Fund Institutional Class	63868C557	[**]
Nationwide Amundi Global High Yield Fund Institutional Service Class	63868C540	[**]
Nationwide Amundi Strategic Income Fund Class A	63868C623	[**]
Nationwide Amundi Strategic Income Fund Class C	63868C615	[**]
Nationwide Amundi Strategic Income Fund Institutional Class	63868C599	[**]
Nationwide Amundi Strategic Income Fund Institutional Service Class	63868C581	[**]
Nationwide Amundi World Bond Fund Class A	63868C714	[**]
Nationwide Amundi World Bond Fund Class C	63868C698	[**]
Nationwide Amundi World Bond Fund Institutional Class	63868C680	[**]
Nationwide Amundi World Bond Fund Institutional Service Class	63868C672	[**]
Nationwide Bailard Cognitive Value Fund Class A	63868B807	[**]
Nationwide Bailard Cognitive Value Fund Class C	63868B880	[**]
Nationwide Bailard Cognitive Value Fund Institutional Class	63868B864	[**]
Nationwide Bailard Cognitive Value Fund Institutional Service Class	63868B856	[**]
Nationwide Bailard Emerging Markets Equity Fund Class A	63868B328	[**]
Nationwide Bailard Emerging Markets Equity Fund Class C	63868B310	[**]
Nationwide Bailard Emerging Markets Equity Fund Institutional Class	63868B294	[**]
Nationwide Bailard Emerging Markets Equity Fund Institutional Service Class	63868B286	[**]
Nationwide Bailard International Equities Fund Class A	63868B849	[**]
Nationwide Bailard International Equities Fund Class C	63868B831	[**]
Nationwide Bailard International Equities Fund Institutional Class	63868B815	[**]
Nationwide Bailard International Equities Fund Institutional Service Class	63868B799	[**]
Nationwide Bailard Technology and Science Fund Class A	63868B781	[**]
Nationwide Bailard Technology and Science Fund Class C	63868B773	[**]
Nationwide Bailard Technology and Science Fund Institutional Class	63868B757	[**]
Nationwide Bailard Technology and Science Fund Institutional Service Class	63868B740	[**]
Nationwide Bond Fund Class A	63867R100	[**]
Nationwide Bond Fund Class C	63867R308	[**]
Nationwide Bond Fund Class R	63867R506	[**]
Nationwide Bond Fund Institutional Class	63868B401	[**]
Nationwide Bond Fund Institutional Service Class [1]	63867R407	[**]
Nationwide Bond Index Fund Class A	63867R886	[**]
Nationwide Bond Index Fund Class C	63867R860	[**]
Nationwide Bond Index Fund Institutional Class	63867R845	[**]
Nationwide Bond Index Fund Institutional Service Class	63868C524	[**]
Nationwide Core Plus Bond Fund Class A	63868B500	[**]

Fund Name	CUSIP	12b-1 Fee (bps)
Nationwide Core Plus Bond Fund Institutional Class	63868B708	[**]
Nationwide Core Plus Bond Fund Institutional Service Class	63868B609	[**]
Nationwide Destination 2010 Fund Class A	63867N109	[**]
Nationwide Destination 2010 Fund Class C	63867N208	[**]
Nationwide Destination 2010 Fund Class R	63867N406	[**]
Nationwide Destination 2010 Fund Institutional Class	63867N604	[**]
Nationwide Destination 2010 Fund Institutional Service Class	63867N505	[**]
Nationwide Destination 2015 Fund Class A	63867N703	[**]
Nationwide Destination 2015 Fund Class C	63867N802	[**]
Nationwide Destination 2015 Fund Class R	63867N877	[**]
Nationwide Destination 2015 Fund Institutional Class	63867N851	[**]
Nationwide Destination 2015 Fund Institutional Service Class	63867N869	[**]
Nationwide Destination 2020 Fund Class A	63867N844	[**]
Nationwide Destination 2020 Fund Class C	63867N836	[**]
Nationwide Destination 2020 Fund Class R	63867N810	[**]
Nationwide Destination 2020 Fund Institutional Class	63867N786	[**]
Nationwide Destination 2020 Fund Institutional Service Class	63867N794	[**]
Nationwide Destination 2025 Fund Class A	63867N778	[**]
Nationwide Destination 2025 Fund Class C	63867N760	[**]
Nationwide Destination 2025 Fund Class R	63867N745	[**]
Nationwide Destination 2025 Fund Institutional Class	63867N729	[**]
Nationwide Destination 2025 Fund Institutional Service Class	63867N737	[**]
Nationwide Destination 2030 Fund Class A	63867N711	[**]
Nationwide Destination 2030 Fund Class C	63867N695	[**]
Nationwide Destination 2030 Fund Class R	63867N679	[**]
Nationwide Destination 2030 Fund Institutional Class	63867N653	[**]
Nationwide Destination 2030 Fund Institutional Service Class	63867N661	[**]
Nationwide Destination 2035 Fund Class A	63867N646	[**]
Nationwide Destination 2035 Fund Class C	63867N638	[**]
Nationwide Destination 2035 Fund Class R	63867N612	[**]
Nationwide Destination 2035 Fund Institutional Class	63867N588	[**]
Nationwide Destination 2035 Fund Institutional Service Class	63867N596	[**]
Nationwide Destination 2040 Fund Class A	63867N570	[**]
Nationwide Destination 2040 Fund Class C	63867N562	[**]
Nationwide Destination 2040 Fund Class R	63867N547	[**]
Nationwide Destination 2040 Fund Institutional Class	63867N521	[**]
Nationwide Destination 2040 Fund Institutional Service Class	63867N539	[**]
Nationwide Destination 2045 Fund Class A	63867N513	[**]
Nationwide Destination 2045 Fund Class C	63867N497	[**]
Nationwide Destination 2045 Fund Class R	63867N471	[**]
Nationwide Destination 2045 Fund Institutional Class	63867N455	[**]
Nationwide Destination 2045 Fund Institutional Service Class	63867N463	[**]
Nationwide Destination 2050 Fund Class A	63867N448	[**]
Nationwide Destination 2050 Fund Class C	63867N430	[**]
Nationwide Destination 2050 Fund Class R	63867N414	[**]

Fund Name	CUSIP	12b-1 Fee (bps)
Nationwide Destination 2050 Fund Institutional Class	63867N380	[**]
Nationwide Destination 2050 Fund Institutional Service Class	63867N398	[**]
Nationwide Destination 2055 Fund Class A	63867N224	[**]
Nationwide Destination 2055 Fund Class C	63867N216	[**]
Nationwide Destination 2055 Fund Class R	63867N182	[**]
Nationwide Destination 2055 Fund Institutional Class	63867N174	[**]
Nationwide Destination 2055 Fund Institutional Service Class	63867N166	[**]
Nationwide Destination 2060 Fund Class A	63867N158	[**]
Nationwide Destination 2060 Fund Class C	63867N141	[**]
Nationwide Destination 2060 Fund Class R	63867N133	[**]
Nationwide Destination 2060 Fund Institutional Class	63867N125	[**]
Nationwide Destination 2060 Fund Institutional Service Class	63867N117	[**]
Nationwide Diverse Managers Institutional Service Class	63868B260	[**]
Nationwide Emerging Markets Debt Fund Class A	63868C664	[**]
Nationwide Emerging Markets Debt Fund Class C	63868C656	[**]
Nationwide Emerging Markets Debt Fund Institutional Class	63868C649	[**]
Nationwide Emerging Markets Debt Fund Institutional Service Class	63868C631	[**]
Nationwide Fund Class A	63867R654	[**]
Nationwide Fund Class C	63867R639	[**]
Nationwide Fund Class Institutional Service Class[1]	63867R621	[**]
Nationwide Fund Class R	63867R613	[**]
Nationwide Geneva Mid Cap Growth Fund Class A	63868B732	[**]
Nationwide Geneva Mid Cap Growth Fund Class C	63868B724	[**]
Nationwide Geneva Mid Cap Growth Fund Institutional Class	63868B716	[**]
Nationwide Geneva Mid Cap Growth Fund Institutional Service Class	63868B690	[**]
Nationwide Geneva Small Cap Growth Fund Class A	63868B682	[**]
Nationwide Geneva Small Cap Growth Fund Class C	63868B674	[**]
Nationwide Geneva Small Cap Growth Fund Institutional Class	63868B666	[**]
Nationwide Geneva Small Cap Growth Fund Institutional Service Class	63868B658	[**]
Nationwide Global Equity Fund Class A	63867V184	[**]
Nationwide Global Equity Fund Class C	63867V176	[**]
Nationwide Global Equity Fund Institutional Class	63867V150	[**]
Nationwide Global Equity Fund Institutional Service Class	63867V168	[**]
Nationwide Government Bond Fund Class A	63867R373	[**]
Nationwide Government Bond Fund Class C	63867R357	[**]
Nationwide Government Bond Fund Class R	63867R332	[**]
Nationwide Government Bond Fund Institutional Service Class[1]	63867R340	[**]
Nationwide Growth Fund Class A	63867R282	[**]
Nationwide Growth Fund Class C	63867R266	[**]
Nationwide Growth Fund Class R	63867R241	[**]
Nationwide Growth Fund Institutional Class[1]	63867R258	[**]
Nationwide Growth Fund Institutional Service Class	63867V192	[**]
Nationwide High Yield Bond Fund Class A	63867V143	[**]
Nationwide High Yield Bond Fund Class C	63867V135	[**]
Nationwide High Yield Bond Fund Institutional Class	63867V119	[**]

Fund Name	CUSIP	12b-1 Fee (bps)
Nationwide High Yield Bond Fund Institutional Service Class	63867V127	[**]
Nationwide Highmark Bond Fund Class A	63868C102	[**]
Nationwide Highmark Bond Fund Class C	63868C201	[**]
Nationwide Highmark Bond Fund Institutional	63868C300	[**]
Nationwide Highmark Bond Fund Institutional Service Class	63868C409	[**]
Nationwide Highmark California Intermediate Tax Free Bond Fund Class A	63868C508	[**]
Nationwide Highmark California Intermediate Tax Free Bond Fund Class C	63868C607	[**]
Nationwide Highmark California Intermediate Tax Free Bond Fund Institutional Class	63868C706	[**]
Nationwide Highmark California Intermediate Tax Free Bond Fund Institutional Service Class	63868C805	[**]
Nationwide Highmark Large Cap Core Equity Fund Class A	63868B591	[**]
Nationwide Highmark Large Cap Core Equity Fund Class C	63868B583	[**]
Nationwide Highmark Large Cap Core Equity Fund Institutional Class	63868B575	[**]
Nationwide Highmark Large Cap Core Equity Fund Institutional Service Class	63868B567	[**]
Nationwide Highmark National Intermediate Tax Free Bond Fund Class A	63868C888	[**]
Nationwide Highmark National Intermediate Tax Free Bond Fund Class C	63868C870	[**]
Nationwide Highmark National Intermediate Tax Free Bond Fund Institutional Class	63868C862	[**]
Nationwide Highmark National Intermediate Tax Free Bond Fund Institutional Service Class	63868C854	[**]
Nationwide Highmark Short Term Bond Fund Class A	63868C847	[**]
Nationwide Highmark Short Term Bond Fund Class C	63868C839	[**]
Nationwide Highmark Short Term Bond Fund Institutional Class	63868C821	[**]
Nationwide Highmark Short Term Bond Fund Institutional Service Class	63868C813	[**]
Nationwide Highmark Small Cap Core Fund Class A	63868B518	[**]
Nationwide Highmark Small Cap Core Fund Class C	63868B336	[**]
Nationwide Highmark Small Cap Core Fund Institutional Class	63868B492	[**]
Nationwide Highmark Small Cap Core Fund Institutional Service Class	63868B484	[**]
Nationwide Inflation-Protected Securities Fund Class A	63867R142	[**]
Nationwide Inflation-Protected Securities Fund Institutional Class	63867R134	[**]
Nationwide Inflation-Protected Securities Fund Institutional Service Class	63868C532	[**]
Nationwide International Index Fund Class A	63867T700	[**]
Nationwide International Index Fund Class C	63867T882	[**]
Nationwide International Index Fund Class R	63867T874	[**]
Nationwide International Index Fund Institutional Class	63867T866	[**]
Nationwide International Index Fund Institutional Service Class	63868C516	[**]
Nationwide International Small Cap Fund Class A	63868C474	[**]
Nationwide International Small Cap Fund Institutional Class	63868C458	[**]
Nationwide International Small Cap Fund Institutional Service Class	63868C441	[**]
Nationwide Investor Destinations Fund: Aggressive Class A	63867T858	[**]
Nationwide Investor Destinations Fund: Aggressive Class C	63867T833	[**]
Nationwide Investor Destinations Fund: Aggressive Class R	63867T825	[**]
Nationwide Investor Destinations Fund: Aggressive Institutional Class	63867T817	[**]

Fund Name	CUSIP	12b-1 Fee (bps)
Nationwide Investor Destinations Fund: Aggressive Institutional Service Class	63868B245	[**]
Nationwide Investor Destinations Fund: Aggressive Service Class	63867T791	[**]
Nationwide Investor Destinations Fund: Conservative Class A	63867T783	[**]
Nationwide Investor Destinations Fund: Conservative Class C	63867T767	[**]
Nationwide Investor Destinations Fund: Conservative Class R	63867T759	[**]
Nationwide Investor Destinations Fund: Conservative Institutional Class	63867T742	[**]
Nationwide Investor Destinations Fund: Conservative Institutional Service Class	63868B195	[**]
Nationwide Investor Destinations Fund: Conservative Service Class	63867T734	[**]
Nationwide Investor Destinations Fund: Moderate Class A	63867T726	[**]
Nationwide Investor Destinations Fund: Moderate Class C	63867T692	[**]
Nationwide Investor Destinations Fund: Moderate Class R	63867T684	[**]
Nationwide Investor Destinations Fund: Moderate Institutional Class	63867T676	[**]
Nationwide Investor Destinations Fund: Moderate Institutional Service Class	63868B229	[**]
Nationwide Investor Destinations Fund: Moderate Service Class	63867T668	[**]
Nationwide Investor Destinations Fund: Moderately Aggressive Class A	63867T650	[**]
Nationwide Investor Destinations Fund: Moderately Aggressive Class C	63867T635	[**]
Nationwide Investor Destinations Fund: Moderately Aggressive Class R	63867T627	[**]
Nationwide Investor Destinations Fund: Moderately Aggressive Institutional Class	63867T619	[**]
Nationwide Investor Destinations Fund: Moderately Aggressive Institutional Service Class	63868B237	[**]
Nationwide Investor Destinations Fund: Moderately Aggressive Service Class	63867T593	[**]
Nationwide Investor Destinations Fund: Moderately Conservative Class A	63867T585	[**]
Nationwide Investor Destinations Fund: Moderately Conservative Class C	63867T569	[**]
Nationwide Investor Destinations Fund: Moderately Conservative Class R	63867T551	[**]
Nationwide Investor Destinations Fund: Moderately Conservative Institutional Class	63867T544	[**]
Nationwide Investor Destinations Fund: Moderately Conservative Institutional Service Class	63868B211	[**]
Nationwide Investor Destinations Fund: Moderately Conservative Service Class	63867T536	[**]
Nationwide Mid Cap Market Index Fund Class A	63867U830	[**]
Nationwide Mid Cap Market Index Fund Class C	63867U814	[**]
Nationwide Mid Cap Market Index Fund Class R	63867U798	[**]
Nationwide Mid Cap Market Index Fund Institutional Class	63867U780	[**]
Nationwide Mid Cap Market Index Fund Institutional Service Class	63868C490	[**]
Nationwide Money Market Fund Institutional Class	63867U772	[**]
Nationwide Money Market Fund Prime Class	63867U764	[**]
Nationwide Money Market Fund Service Class	63867U723	[**]
Nationwide Portfolio Completion Fund Class A	63867V267	[**]
Nationwide Portfolio Completion Fund Class C	63867V259	[**]
Nationwide Portfolio Completion Fund Institutional Class	63867V234	[**]
Nationwide Portfolio Completion Fund Institutional Service Class	63867V242	[**]
Nationwide Retirement Income Fund Class A	63867N372	[**]

Fund Name	CUSIP	12b-1 Fee (bps)
Nationwide Retirement Income Fund Class C	63867N364	[**]
Nationwide Retirement Income Fund Class R	63867N349	[**]
Nationwide Retirement Income Fund Institutional Class	63867N323	[**]
Nationwide Retirement Income Fund Institutional Service Class	63867N331	[**]
Nationwide S&P 500 Index Fund Class A	63867U376	[**]
Nationwide S&P 500 Index Fund Class C	63867U350	[**]
Nationwide S&P 500 Index Fund Class R	63867U343	[**]
Nationwide S&P 500 Index Fund Institutional Class	63867U335	[**]
Nationwide S&P 500 Index Fund Institutional Service Class	63867U327	[**]
Nationwide S&P 500 Index Fund Service Class	63867U293	[**]
Nationwide Small Cap Index Fund Class A	63867V705	[**]
Nationwide Small Cap Index Fund Class C	63867V887	[**]
Nationwide Small Cap Index Fund Class R	63867V879	[**]
Nationwide Small Cap Index Fund Institutional Class	63867V861	[**]
Nationwide Small Cap Index Fund Institutional Service Class	63868C482	[**]
Nationwide Small Company Growth Fund Class A	63867V226	[**]
Nationwide Small Company Growth Fund Institutional Service Class	63867V218	[**]
Nationwide U.S. Small Cap Value Fund Class A	63867N265	[**]
Nationwide U.S. Small Cap Value Fund Class C	63867N257	[**]
Nationwide U.S. Small Cap Value Fund Institutional Class	63867N232	[**]
Nationwide U.S. Small Cap Value Fund Institutional Service Class	63867N240	[**]
Nationwide Ziegler Equity Income Fund A	63868B427	[**]
Nationwide Ziegler Equity Income Fund C	63868B419	[**]
Nationwide Ziegler Equity Income Fund Institutional Class	63868B393	[**]
Nationwide Ziegler Equity Income Fund Institutional Service Class	63868B385	[**]
Nationwide Ziegler NYSE Arca Tech 100 Index Fund A	63868B377	[**]
Nationwide Ziegler NYSE Arca Tech 100 Index Fund C	63868B369	[**]
Nationwide Ziegler NYSE Arca Tech 100 Index Fund Institutional Class	63868B351	[**]
Nationwide Ziegler NYSE Arca Tech 100 Index Fund Institutional Service Class	63868B344	[**]
Nationwide Ziegler Wisconsin Tax Exempt Fund A	63868C797	[**]
Nationwide Ziegler Wisconsin Tax Exempt Fund C	63868C789	[**]
Nationwide Ziegler Wisconsin Tax Exempt Fund Institutional Class	63868C771	[**]
Nationwide Ziegler Wisconsin Tax Exempt Fund Institutional Service Class	63868C763	[**]

[1]	Former Class D shares.

EXHIBIT B

Distribution Services

Pursuant to this Agreement, NISC shall perform and incur expenses for distribution and related shareholder services in exchange for 12b-1 Fees, including, but not limited to the following:

1.	Supporting and responding to investment inquiries about the Trust and the Funds from registered representatives, Plans and Participants.

2.	Distributing Fund prospectuses, SAIs, and semi-annual and annual reports to prospective Plan investors.

3.	Maintaining sales-related electronic information systems and other systems, including but not limited to:

a.	Advisor website and tools

b.	Customer relationship management systems

c.	Producer information data warehouses

d.	All licensing platforms

e.	Sales reporting

4.	Printing and distributing advertising, including but not limited to:

a.	Marketing content to support the acquisition of new Plans

b.	Product illustrations

c.	Sales literature

d.	Customer enrollment materials

e.	Regulatory filings of advertising materials

5.	Furnishing NFD with records of sales, redemptions and repurchases of Shares for marketing/distribution purposes.

6.	Furnishing NFD with regular reports of Shares purchased in each state for purposes of blue sky registration.

7.	Preparing previously agreed upon distribution-related reports for NFD as shall reasonably be required by NFD.

8.	Providing such other previously agreed upon distribution services as NFD may reasonably request.

9.	Bearing expenses associated with the foregoing, as well as expenses associated with compensating broker-dealers that market and/or sell Shares and educating their registered representatives.

10.

Providing office space and equipment, telephone facilities and personnel (which may be any part of the space, equipment and facilities currently used in Nationwide’s business, or any personnel employed by Nationwide) as reasonably necessary to provide the foregoing services.

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE IT IS BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

RETIREMENT PLANS MUTUAL FUND SELLING AGREEMENT

AMENDMENT NO. 1

This Amendment No. 1, dated March 1, 2017 (the “Amendment”), is made by and among Nationwide Investment Services Corporation (“NISC”), and Nationwide Fund Distributors LLC (“NFD”), and amends the Retirement Plans Mutual Fund Selling Agreement, dated December 29, 2016, by and among NISC and NFD (the “Selling Agreement”). Capitalized terms used in this Amendment that are not defined herein have the meanings set forth in the Selling Agreement.

WHEREAS, the primary purpose of this Amendment is to amend and restate Exhibit A to the Selling Agreement.

NOW, THEREFORE, NISC and NFD mutually agree as follows:

1.	Exhibit A to the Selling Agreement is amended and restated as shown in Exhibit A to this Amendment attached hereto.

2.	All other terms and conditions of the Selling Agreement shall continue in full force and effect.

3.

This Amendment may be executed by facsimile signature and it may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS HEREOF, NISC and NFD have caused this Amendment No. 1 to be executed as of the date written above.

NATIONWIDE INVESTMENT SERVICES CORPORATION

By:	/s/ John A. Reese
John A. Reese
Title:	AVP, Finance Operations

NATIONWIDE FUND DISTRIBUTORS LLC

By:	/s/ Lee T. Cummings
Lee T. Cummings
Title:	Senior Vice President

EXHIBIT A

FUNDS AND COMPENSATION

Fund Name	CUSIP	12b-1 Fee (bps)
Nationwide Amundi Global High Yield Fund Class A	63868C573	[**]
Nationwide Amundi Global High Yield Fund Class C	63868C565	[**]
Nationwide Amundi Global High Yield Fund Class R6	63868C557	[**]
Nationwide Amundi Global High Yield Fund Institutional Service Class	63868C540	[**]
Nationwide Amundi Strategic Income Fund Class A	63868C623	[**]
Nationwide Amundi Strategic Income Fund Class C	63868C615	[**]
Nationwide Amundi Strategic Income Fund Class R6	63868C599	[**]
Nationwide Amundi Strategic Income Fund Institutional Service Class	63868C581	[**]
Nationwide Amundi World Bond Fund Class A	63868C714	[**]
Nationwide Amundi World Bond Fund Class C	63868C698	[**]
Nationwide Amundi World Bond Fund Class R6	63868C680	[**]
Nationwide Amundi World Bond Fund Institutional Service Class	63868C672	[**]
Nationwide Bailard Cognitive Value Fund Class A	63868B807	[**]
Nationwide Bailard Cognitive Value Fund Class C	63868B880	[**]
Nationwide Bailard Cognitive Value Fund Class R6	63868B864	[**]
Nationwide Bailard Cognitive Value Fund Institutional Service Class	63868B856	[**]
Nationwide Bailard Emerging Markets Equity Fund Class A	63868B328	[**]
Nationwide Bailard Emerging Markets Equity Fund Class C	63868B310	[**]
Nationwide Bailard Emerging Markets Equity Fund Class R6	63868B294	[**]
Nationwide Bailard Emerging Markets Equity Fund Institutional Service Class	63868B286	[**]
Nationwide Bailard International Equities Fund Class A	63868B849	[**]
Nationwide Bailard International Equities Fund Class C	63868B831	[**]
Nationwide Bailard International Equities Fund Class R6	63868B815	[**]
Nationwide Bailard International Equities Fund Institutional Service Class	63868B799	[**]
Nationwide Bailard Technology and Science Fund Class A	63868B781	[**]
Nationwide Bailard Technology and Science Fund Class C	63868B773	[**]
Nationwide Bailard Technology and Science Fund Class R6	63868B757	[**]
Nationwide Bailard Technology and Science Fund Institutional Service Class	63868B740	[**]
Nationwide Bond Fund Class A	63867R100	[**]
Nationwide Bond Fund Class C	63867R308	[**]
Nationwide Bond Fund Class R	63867R506	[**]
Nationwide Bond Fund Class R6	63868B401	[**]
Nationwide Bond Fund Institutional Service Class 1	63867R407	[**]

Fund Name	CUSIP	12b-1 Fee (bps)
Nationwide Bond Index Fund Class A	63867R886	[**]
Nationwide Bond Index Fund Class C	63867R860	[**]
Nationwide Bond Index Fund Class R6	63867R845	[**]
Nationwide Bond Index Fund Institutional Service Class	63868C524	[**]
Nationwide Core Plus Bond Fund Class A	63868B500	[**]
Nationwide Core Plus Bond Fund Class R6	63868B708	[**]
Nationwide Core Plus Bond Fund Institutional Service Class	63868B609	[**]
Nationwide Destination 2010 Fund Class A	63867N109	[**]
Nationwide Destination 2010 Fund Class C	63867N208	[**]
Nationwide Destination 2010 Fund Class R	63867N406	[**]
Nationwide Destination 2010 Fund Class R6	63867N604	[**]
Nationwide Destination 2010 Fund Institutional Service Class	63867N505	[**]
Nationwide Destination 2015 Fund Class A	63867N703	[**]
Nationwide Destination 2015 Fund Class C	63867N802	[**]
Nationwide Destination 2015 Fund Class R	63867N877	[**]
Nationwide Destination 2015 Fund Class R6	63867N851	[**]
Nationwide Destination 2015 Fund Institutional Service Class	63867N869	[**]
Nationwide Destination 2020 Fund Class A	63867N844	[**]
Nationwide Destination 2020 Fund Class C	63867N836	[**]
Nationwide Destination 2020 Fund Class R	63867N810	[**]
Nationwide Destination 2020 Fund Class R6	63867N786	[**]
Nationwide Destination 2020 Fund Institutional Service Class	63867N794	[**]
Nationwide Destination 2025 Fund Class A	63867N778	[**]
Nationwide Destination 2025 Fund Class C	63867N760	[**]
Nationwide Destination 2025 Fund Class R	63867N745	[**]
Nationwide Destination 2025 Fund Class R6	63867N729	[**]
Nationwide Destination 2025 Fund Institutional Service Class	63867N737	[**]
Nationwide Destination 2030 Fund Class A	63867N711	[**]
Nationwide Destination 2030 Fund Class C	63867N695	[**]
Nationwide Destination 2030 Fund Class R	63867N679	[**]
Nationwide Destination 2030 Fund Class R6	63867N653	[**]
Nationwide Destination 2030 Fund Institutional Service Class	63867N661	[**]
Nationwide Destination 2035 Fund Class A	63867N646	[**]
Nationwide Destination 2035 Fund Class C	63867N638	[**]
Nationwide Destination 2035 Fund Class R	63867N612	[**]
Nationwide Destination 2035 Fund Class R6	63867N588	[**]
Nationwide Destination 2035 Fund Institutional Service Class	63867N596	[**]

Fund Name	CUSIP	12b-1 Fee (bps)
Nationwide Destination 2040 Fund Class A	63867N570	[**]
Nationwide Destination 2040 Fund Class C	63867N562	[**]
Nationwide Destination 2040 Fund Class R	63867N547	[**]
Nationwide Destination 2040 Fund Class R6	63867N521	[**]
Nationwide Destination 2040 Fund Institutional Service Class	63867N539	[**]
Nationwide Destination 2045 Fund Class A	63867N513	[**]
Nationwide Destination 2045 Fund Class C	63867N497	[**]
Nationwide Destination 2045 Fund Class R	63867N471	[**]
Nationwide Destination 2045 Fund Class R6	63867N455	[**]
Nationwide Destination 2045 Fund Institutional Service Class	63867N463	[**]
Nationwide Destination 2050 Fund Class A	63867N448	[**]
Nationwide Destination 2050 Fund Class C	63867N430	[**]
Nationwide Destination 2050 Fund Class R	63867N414	[**]
Nationwide Destination 2050 Fund Class R6	63867N380	[**]
Nationwide Destination 2050 Fund Institutional Service Class	63867N398	[**]
Nationwide Destination 2055 Fund Class A	63867N224	[**]
Nationwide Destination 2055 Fund Class C	63867N216	[**]
Nationwide Destination 2055 Fund Class R	63867N182	[**]
Nationwide Destination 2055 Fund Class R6	63867N174	[**]
Nationwide Destination 2055 Fund Institutional Service Class	63867N166	[**]
Nationwide Destination 2060 Fund Class A	63867N158	[**]
Nationwide Destination 2060 Fund Class C	63867N141	[**]
Nationwide Destination 2060 Fund Class R	63867N133	[**]
Nationwide Destination 2060 Fund Class R6	63867N125	[**]
Nationwide Destination 2060 Fund Institutional Service Class	63867N117	[**]
Nationwide Emerging Markets Debt Fund Class A	63868C664	[**]
Nationwide Emerging Markets Debt Fund Class C	63868C656	[**]
Nationwide Emerging Markets Debt Fund Class R6	63868C649	[**]
Nationwide Emerging Markets Debt Fund Institutional Service Class	63868C631	[**]
Nationwide Fund Class A	63867R654	[**]
Nationwide Fund Class C	63867R639	[**]
Nationwide Fund Class Institutional Service Class[1]	63867R621	[**]
Nationwide Fund Class R	63867R613	[**]
Nationwide Geneva Mid Cap Growth Fund Class A	63868B732	[**]
Nationwide Geneva Mid Cap Growth Fund Class C	63868B724	[**]
Nationwide Geneva Mid Cap Growth Fund Class R6	63868B716	[**]
Nationwide Geneva Mid Cap Growth Fund Institutional Service Class	63868B690	[**]

Fund Name	CUSIP	12b-1 Fee (bps)
Nationwide Geneva Small Cap Growth Fund Class A	63868B682	[**]
Nationwide Geneva Small Cap Growth Fund Class C	63868B674	[**]
Nationwide Geneva Small Cap Growth Fund Class R6	63868B666	[**]
Nationwide Geneva Small Cap Growth Fund Institutional Service Class	63868B658	[**]
Nationwide Global Equity Fund Class A	63867V184	[**]
Nationwide Global Equity Fund Class C	63867V176	[**]
Nationwide Global Equity Fund Class R6	63867V150	[**]
Nationwide Global Equity Fund Institutional Service Class	63867V168	[**]
Nationwide Government Bond Fund Class A	63867R373	[**]
Nationwide Government Bond Fund Class C	63867R357	[**]
Nationwide Government Bond Fund Class R	63867R332	[**]
Nationwide Government Bond Fund Institutional Service Class[1]	63867R340	[**]
Nationwide Growth Fund Class A	63867R282	[**]
Nationwide Growth Fund Class C	63867R266	[**]
Nationwide Growth Fund Class R	63867R241	[**]
Nationwide Growth Fund Class R61	63867R258	[**]
Nationwide Growth Fund Institutional Service Class	63867V192	[**]
Nationwide High Yield Bond Fund Class A	63867V143	[**]
Nationwide High Yield Bond Fund Class C	63867V135	[**]
Nationwide High Yield Bond Fund Class R6	63867V119	[**]
Nationwide High Yield Bond Fund Institutional Service Class	63867V127	[**]
Nationwide Highmark Bond Fund Class A	63868C102	[**]
Nationwide Highmark Bond Fund Class C	63868C201	[**]
Nationwide Highmark Bond Fund Class R6	63868C300	[**]
Nationwide Highmark Bond Fund Institutional Service Class	63868C409	[**]
Nationwide Highmark California Intermediate Tax Free Bond Fund Class A	63868C508	[**]
Nationwide Highmark California Intermediate Tax Free Bond Fund Class C	63868C607	[**]
Nationwide Highmark California Intermediate Tax Free Bond Fund Class R6	63868C706	[**]
Nationwide Highmark California Intermediate Tax Free Bond Fund Institutional Service Class	63868C805	[**]
Nationwide Highmark Large Cap Core Equity Fund Class A	63868B591	[**]
Nationwide Highmark Large Cap Core Equity Fund Class C	63868B583	[**]
Nationwide Highmark Large Cap Core Equity Fund Class R6	63868B575	[**]
Nationwide Highmark Large Cap Core Equity Fund Institutional Service Class	63868B567	[**]
Nationwide Highmark National Intermediate Tax Free Bond Fund Class A	63868C888	[**]
Nationwide Highmark National Intermediate Tax Free Bond Fund Class C	63868C870	[**]
Nationwide Highmark National Intermediate Tax Free Bond Fund Class R6	63868C862	[**]
Nationwide Highmark National Intermediate Tax Free Bond Fund Institutional Service Class	63868C854	[**]

Fund Name	CUSIP	12b-1 Fee (bps)
Nationwide Highmark Short Term Bond Fund Class A	63868C847	[**]
Nationwide Highmark Short Term Bond Fund Class C	63868C839	[**]
Nationwide Highmark Short Term Bond Fund Class R6	63868C821	[**]
Nationwide Highmark Short Term Bond Fund Institutional Service Class	63868C813	[**]
Nationwide Highmark Small Cap Core Fund Class A	63868B518	[**]
Nationwide Highmark Small Cap Core Fund Class C	63868B336	[**]
Nationwide Highmark Small Cap Core Fund Class R6	63868B492	[**]
Nationwide Highmark Small Cap Core Fund Institutional Service Class	63868B484	[**]
Nationwide Inflation-Protected Securities Fund Class A	63867R142	[**]
Nationwide Inflation-Protected Securities Fund Class R6	63867R134	[**]
Nationwide Inflation-Protected Securities Fund Institutional Service Class	63868C532	[**]
Nationwide International Index Fund Class A	63867T700	[**]
Nationwide International Index Fund Class C	63867T882	[**]
Nationwide International Index Fund Class R	63867T874	[**]
Nationwide International Index Fund Class R6	63867T866	[**]
Nationwide International Index Fund Institutional Service Class	63868C516	[**]
Nationwide International Small Cap Fund Class A	63868C474	[**]
Nationwide International Small Cap Fund Class R6	63868C458	[**]
Nationwide International Small Cap Fund Institutional Service Class	63868C441	[**]
Nationwide Investor Destinations Fund: Aggressive Class A	63867T858	[**]
Nationwide Investor Destinations Fund: Aggressive Class C	63867T833	[**]
Nationwide Investor Destinations Fund: Aggressive Class R	63867T825	[**]
Nationwide Investor Destinations Fund: Aggressive Class R6	63867T817	[**]
Nationwide Investor Destinations Fund: Aggressive Institutional Service Class	63868B245	[**]
Nationwide Investor Destinations Fund: Aggressive Service Class	63867T791	[**]
Nationwide Investor Destinations Fund: Conservative Class A	63867T783	[**]
Nationwide Investor Destinations Fund: Conservative Class C	63867T767	[**]
Nationwide Investor Destinations Fund: Conservative Class R	63867T759	[**]
Nationwide Investor Destinations Fund: Conservative Class R6	63867T742	[**]
Nationwide Investor Destinations Fund: Conservative Institutional Service Class	63868B195	[**]
Nationwide Investor Destinations Fund: Conservative Service Class	63867T734	[**]
Nationwide Investor Destinations Fund: Moderate Class A	63867T726	[**]
Nationwide Investor Destinations Fund: Moderate Class C	63867T692	[**]
Nationwide Investor Destinations Fund: Moderate Class R	63867T684	[**]
Nationwide Investor Destinations Fund: Moderate Class R6	63867T676	[**]
Nationwide Investor Destinations Fund: Moderate Institutional Service Class	63868B229	[**]
Nationwide Investor Destinations Fund: Moderate Service Class	63867T668	[**]

Fund Name	CUSIP	12b-1 Fee (bps)
Nationwide Investor Destinations Fund: Moderately Aggressive Class A	638671650	[**]
Nationwide Investor Destinations Fund: Moderately Aggressive Class C	638671635	[**]
Nationwide Investor Destinations Fund: Moderately Aggressive Class R	638671627	[**]
Nationwide Investor Destinations Fund: Moderately Aggressive Class R6	638671619	[**]
Nationwide Investor Destinations Fund: Moderately Aggressive Institutional Service Class	63868B237	[**]
Nationwide Investor Destinations Fund: Moderately Aggressive Service Class	638671593	[**]
Nationwide Investor Destinations Fund: Moderately Conservative Class A	638671585	[**]
Nationwide Investor Destinations Fund: Moderately Conservative Class C	638671569	[**]
Nationwide Investor Destinations Fund: Moderately Conservative Class R	638671551	[**]
Nationwide Investor Destinations Fund: Moderately Conservative Class R6	638671544	[**]
Nationwide Investor Destinations Fund: Moderately Conservative Institutional Service Class	63868B211	[**]
Nationwide Investor Destinations Fund: Moderately Conservative Service Class	638671536	[**]
Nationwide Loomis All Cap Growth Fund Class A	63868D100	[**]
Nationwide Loomis All Cap Growth Fund Class R6	63868D209	[**]
Nationwide Loomis All Cap Growth Fund Institutional Service	63868D308	[**]
Nationwide Mid Cap Market Index Fund Class A	63867U830	[**]
Nationwide Mid Cap Market Index Fund Class C	63867U814	[**]
Nationwide Mid Cap Market Index Fund Class R	63867U798	[**]
Nationwide Mid Cap Market Index Fund Class R6	63867U780	[**]
Nationwide Mid Cap Market Index Fund Institutional Service Class	63868C490	[**]
Nationwide Government Money Market Fund Class R6	63867U772	[**]
Nationwide Government Money Market Fund Investor Class	63867U764	[**]
Nationwide Government Money Market Fund Service Class	63867U723	[**]
Nationwide Portfolio Completion Fund Class A	63867V267	[**]
Nationwide Portfolio Completion Fund Class C	63867V259	[**]
Nationwide Portfolio Completion Fund Class R6	63867V234	[**]
Nationwide Portfolio Completion Fund Institutional Service Class	63867V242	[**]
Nationwide S&P 500 Index Fund Class A	63867U376	[**]
Nationwide S&P 500 Index Fund Class C	63867U350	[**]
Nationwide S&P 500 Index Fund Class R	63867U343	[**]
Nationwide S&P 500 Index Fund Class R6	63867U335	[**]
Nationwide S&P 500 Index Fund Institutional Service Class	63867U327	[**]
Nationwide S&P 500 Index Fund Service Class	63867U293	[**]
Nationwide Small Cap Index Fund Class A	63867V705	[**]
Nationwide Small Cap Index Fund Class C	63867V887	[**]
Nationwide Small Cap Index Fund Class R	63867V879	[**]
Nationwide Small Cap Index Fund Class R6	63867V861	[**]

Fund Name	CUSIP	12b-1 Fee (bps)
Nationwide Small Cap Index Fund Institutional Service Class	63868C482	[**]
Nationwide Small Company Growth Fund Class A	63867V226	[**]
Nationwide Small Company Growth Fund Institutional Service Class	63867V218	[**]
Nationwide U.S. Small Cap Value Fund Class A	63867N265	[**]
Nationwide U.S. Small Cap Value Fund Class C	63867N257	[**]
Nationwide U.S. Small Cap Value Fund Class R6	63867N232	[**]
Nationwide U.S. Small Cap Value Fund Institutional Service Class	63867N240	[**]
Nationwide Ziegler Equity Income Fund A	63868B427	[**]
Nationwide Ziegler Equity Income Fund C	63868B419	[**]
Nationwide Ziegler Equity Income Fund Class R6	63868B393	[**]
Nationwide Ziegler Equity Income Fund Institutional Service Class	63868B385	[**]
Nationwide Ziegler NYSE Arca Tech 100 Index Fund A	63868B377	[**]
Nationwide Ziegler NYSE Arca Tech 100 Index Fund C	63868B369	[**]
Nationwide Ziegler NYSE Arca Tech 100 Index Fund Class R6	63868B351	[**]
Nationwide Ziegler NYSE Arca Tech 100 Index Fund Institutional Service Class	63868B344	[**]
Nationwide Ziegler Wisconsin Tax Exempt Fund A	63868C797	[**]
Nationwide Ziegler Wisconsin Tax Exempt Fund C	63868C789	[**]
Nationwide Ziegler Wisconsin Tax Exempt Fund Class R6	63868C771	[**]
Nationwide Ziegler Wisconsin Tax Exempt Fund Institutional Service Class	63868C763	[**]

1	Former Class D Shares

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE IT IS BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

RETIREMENT PLANS MUTUAL FUND SELLING AGREEMENT

AMENDMENT NO. 2

This Amendment No. 2, dated June 1, 2018 (the “Amendment”), is made by and among Nationwide Investment Services Corporation (“NISC”), and Nationwide Fund Distributors LLC (“NFD”), and amends the Retirement Plans Mutual Fund Selling Agreement, dated December 29, 2016, by and among NISC and NFD (the “Selling Agreement”). Capitalized terms used in this Amendment that are not defined herein have the meanings set forth in the Selling Agreement.

WHEREAS, the primary purpose of this Amendment is to amend and restate Exhibit A to the Selling Agreement.

NOW, THEREFORE, NISC and NFD mutually agree as follows:

1.	Exhibit A to the Selling Agreement is amended and restated as shown in Exhibit A to this Amendment attached hereto.

2.	All other terms and conditions of the Selling Agreement shall continue in full force and effect.

3.

This Amendment may be executed by facsimile signature and it may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS HEREOF, NISC and NFD have caused this Amendment No. 2 to be executed as of the date written above.

NATIONWIDE INVESTMENT SERVICES CORPORATION

By:	John A. Reese
Title:	AVP, Finance Operations

NATIONWIDE FUND DISTRIBUTORS LLC

By:	Lee T. Cummings
Title:	Senior Vice President

NW Tracking No. 651191

EXHIBIT A

FUNDS AND COMPENSATION

Fund Name	CUSIP	12b-1 Fee (bps)
Nationwide Amundi Global High Yield Fund Class A	63868C573	[**]
Nationwide Amundi Global High Yield Fund Class C	63868C565	[**]
Nationwide Amundi Global High Yield Fund Class R6	63868C557	[**]
Nationwide Amundi Global High Yield Fund Institutional Service Class	63868C540	[**]
Nationwide Amundi Strategic Income Fund Class A	63868C623	[**]
Nationwide Amundi Strategic Income Fund Class C	63868C615	[**]
Nationwide Amundi Strategic Income Fund Class R6	63868C599	[**]
Nationwide Amundi Strategic Income Fund Institutional Service Class	63868C581	[**]
Nationwide Amundi World Bond Fund Class A	63868C714	[**]
Nationwide Amundi World Bond Fund Class C	63868C698	[**]
Nationwide Amundi World Bond Fund Class R6	63868C680	[**]
Nationwide Amundi World Bond Fund Institutional Service Class	63868C672	[**]
Nationwide Bailard Cognitive Value Fund Class A	63868B807	[**]
Nationwide Bailard Cognitive Value Fund Class C	63868B880	[**]
Nationwide Bailard Cognitive Value Fund Class R6	63868B864	[**]
Nationwide Bailard Cognitive Value Fund Institutional Service Class	63868B856	[**]
Nationwide Bailard Emerging Markets Equity Fund Class A	63868B328	[**]
Nationwide Bailard Emerging Markets Equity Fund Class C	63868B310	[**]
Nationwide Bailard Emerging Markets Equity Fund Class R6	63868B294	[**]
Nationwide Bailard Emerging Markets Equity Fund Institutional Service Class	63868B286	[**]
Nationwide Bailard International Equities Fund Class A	63868B849	[**]
Nationwide Bailard International Equities Fund Class C	63868B831	[**]
Nationwide Bailard International Equities Fund Class R6	63868B815	[**]
Nationwide Bailard International Equities Fund Institutional Service Class	63868B799	[**]
Nationwide Bailard Technology and Science Fund Class A	63868B781	[**]
Nationwide Bailard Technology and Science Fund Class C	63868B773	[**]
Nationwide Bailard Technology and Science Fund Class R6	63868B757	[**]
Nationwide Bailard Technology and Science Fund Institutional Service Class	63868B740	[**]
Nationwide Bond Fund Class A	63867R100	[**]
Nationwide Bond Fund Class C	63867R308	[**]
Nationwide Bond Fund Class R	63867R506	[**]

NW Tracking No. 651191

Fund Name	CUSIP	12b-1 Fee (bps)
Nationwide Bond Fund Class R6	63868B401	[**]
Nationwide Bond Fund Institutional Service Class [1]	63867R407	[**]
Nationwide Bond Index Fund Class A	63867R886	[**]
Nationwide Bond Index Fund Class C	63867R860	[**]
Nationwide Bond Index Fund Class R6	63867R845	[**]
Nationwide Bond Index Fund Institutional Service Class	63868C524	[**]
Nationwide Core Plus Bond Fund Class A	63868B500	[**]
Nationwide Core Plus Bond Fund Class R6	63868B708	[**]
Nationwide Core Plus Bond Fund Institutional Service Class	63868B609	[**]
Nationwide Destination 2010 Fund Class A	63867N109	[**]
Nationwide Destination 2010 Fund Class C	63867N208	[**]
Nationwide Destination 2010 Fund Class R	63867N406	[**]
Nationwide Destination 2010 Fund Class R6	63867N604	[**]
Nationwide Destination 2010 Fund Institutional Service Class	63867N505	[**]
Nationwide Destination 2015 Fund Class A	63867N703	[**]
Nationwide Destination 2015 Fund Class C	63867N802	[**]
Nationwide Destination 2015 Fund Class R	63867N877	[**]
Nationwide Destination 2015 Fund Class R6	63867N851	[**]
Nationwide Destination 2015 Fund Institutional Service Class	63867N869	[**]
Nationwide Destination 2020 Fund Class A	63867N844	[**]
Nationwide Destination 2020 Fund Class C	63867N836	[**]
Nationwide Destination 2020 Fund Class R	63867N810	[**]
Nationwide Destination 2020 Fund Class R6	63867N786	[**]
Nationwide Destination 2020 Fund Institutional Service Class	63867N794	[**]
Nationwide Destination 2025 Fund Class A	63867N778	[**]
Nationwide Destination 2025 Fund Class C	63867N760	[**]
Nationwide Destination 2025 Fund Class R	63867N745	[**]
Nationwide Destination 2025 Fund Class R6	63867N729	[**]
Nationwide Destination 2025 Fund Institutional Service Class	63867N737	[**]
Nationwide Destination 2030 Fund Class A	63867N711	[**]
Nationwide Destination 2030 Fund Class C	63867N695	[**]
Nationwide Destination 2030 Fund Class R	63867N679	[**]
Nationwide Destination 2030 Fund Class R6	63867N653	[**]
Nationwide Destination 2030 Fund Institutional Service Class	63867N661	[**]
Nationwide Destination 2035 Fund Class A	63867N646	[**]

NW Tracking No. 651191

Fund Name	CUSIP	12b-1 Fee (bps)
Nationwide Destination 2035 Fund Class C	63867N638	[**]
Nationwide Destination 2035 Fund Class R	63867N612	[**]
Nationwide Destination 2035 Fund Class R6	63867N588	[**]
Nationwide Destination 2035 Fund Institutional Service Class	63867N596	[**]
Nationwide Destination 2040 Fund Class A	63867N570	[**]
Nationwide Destination 2040 Fund Class C	63867N562	[**]
Nationwide Destination 2040 Fund Class R	63867N547	[**]
Nationwide Destination 2040 Fund Class R6	63867N521	[**]
Nationwide Destination 2040 Fund Institutional Service Class	63867N539	[**]
Nationwide Destination 2045 Fund Class A	63867N513	[**]
Nationwide Destination 2045 Fund Class C	63867N497	[**]
Nationwide Destination 2045 Fund Class R	63867N471	[**]
Nationwide Destination 2045 Fund Class R6	63867N455	[**]
Nationwide Destination 2045 Fund Institutional Service Class	63867N463	[**]
Nationwide Destination 2050 Fund Class A	63867N448	[**]
Nationwide Destination 2050 Fund Class C	63867N430	[**]
Nationwide Destination 2050 Fund Class R	63867N414	[**]
Nationwide Destination 2050 Fund Class R6	63867N380	[**]
Nationwide Destination 2050 Fund Institutional Service Class	63867N398	[**]
Nationwide Destination 2055 Fund Class A	63867N224	[**]
Nationwide Destination 2055 Fund Class C	63867N216	[**]
Nationwide Destination 2055 Fund Class R	63867N182	[**]
Nationwide Destination 2055 Fund Class R6	63867N174	[**]
Nationwide Destination 2055 Fund Institutional Service Class	63867N166	[**]
Nationwide Destination 2060 Fund Class A	63867N158	[**]
Nationwide Destination 2060 Fund Class C	63867N141	[**]
Nationwide Destination 2060 Fund Class R	63867N133	[**]
Nationwide Destination 2060 Fund Class R6	63867N125	[**]
Nationwide Destination 2060 Fund Institutional Service Class	63867N117	[**]
Nationwide Emerging Markets Debt Fund Class A	63868C664	[**]
Nationwide Emerging Markets Debt Fund Class C	63868C656	[**]
Nationwide Emerging Markets Debt Fund Class R6	63868C649	[**]
Nationwide Emerging Markets Debt Fund Institutional Service Class	63868C631	[**]
Nationwide Fund Class A	63867R654	[**]
Nationwide Fund Class C	63867R639	[**]

NW Tracking No. 651191

Fund Name	CUSIP	12b-1 Fee (bps)
Nationwide Fund Class Institutional Service Class[1]	63867R621	[**]
Nationwide Fund Class R	63867R613	[**]
Nationwide Fund Class R6	63868D803	[**]
Nationwide Geneva Mid Cap Growth Fund Class A	63868B732	[**]
Nationwide Geneva Mid Cap Growth Fund Class C	63868B724	[**]
Nationwide Geneva Mid Cap Growth Fund Class R6	63868B716	[**]
Nationwide Geneva Mid Cap Growth Fund Institutional Service Class	63868B690	[**]
Nationwide Geneva Small Cap Growth Fund Class A	63868B682	[**]
Nationwide Geneva Small Cap Growth Fund Class C	63868B674	[**]
Nationwide Geneva Small Cap Growth Fund Class R6	63868B666	[**]
Nationwide Geneva Small Cap Growth Fund Institutional Service Class	63868B658	[**]
Nationwide Global Sustainable Equity Fund Class A	63867V184	[**]
Nationwide Global Sustainable Equity Fund Class C	63867V176	[**]
Nationwide Global Sustainable Equity Fund Class R6	63867V150	[**]
Nationwide Global Sustainable Equity Fund Institutional Service Class	63867V168	[**]
Nationwide Growth Fund Class A	63867R282	[**]
Nationwide Growth Fund Class C	63867R266	[**]
Nationwide Growth Fund Class R	63867R241	[**]
Nationwide Growth Fund Class R61	63867R258	[**]
Nationwide Growth Fund Institutional Service Class	63867V192	[**]
Nationwide Loomis Core Bond Fund Class A	63868C102	[**]
Nationwide Loomis Core Bond Fund Class C	63868C201	[**]
Nationwide Loomis Core Bond Fund Class R6	63868C300	[**]
Nationwide Loomis Core Bond Fund Institutional Service Class	63868C409	[**]
Nationwide California Intermediate Tax Free Bond Fund Class A	63868C508	[**]
Nationwide California Intermediate Tax Free Bond Fund Class C	63868C607	[**]
Nationwide California Intermediate Tax Free Bond Fund Class R6	63868C706	[**]
Nationwide California Intermediate Tax Free Bond Fund Institutional Service Class	63868C805	[**]
Nationwide Diamond Hill Large Cap Concentrated Fund Class A	63868B591	[**]
Nationwide Diamond Hill Large Cap Concentrated Fund Class C	63868B583	[**]
Nationwide Diamond Hill Large Cap Concentrated Fund Class R6	63868B575	[**]
Nationwide Diamond Hill Large Cap Concentrated Fund Institutional Service Class	63868B567	[**]
Nationwide National Intermediate Tax Free Bond Fund Class A	63868C888	[**]
Nationwide National Intermediate Tax Free Bond Fund Class C	63868C870	[**]
Nationwide National Intermediate Tax Free Bond Fund Class R6	63868C862	[**]

NW Tracking No. 651191

Fund Name	CUSIP	12b-1 Fee (bps)
Nationwide National Intermediate Tax Free Bond Fund Institutional Service Class	63868C854	[**]
Nationwide Loomis Short Term Bond Fund Class A	63868C847	[**]
Nationwide Loomis Short Term Bond Fund Class C	63868C839	[**]
Nationwide Loomis Short Term Bond Fund Class R6	63868C821	[**]
Nationwide Loomis Short Term Bond Fund Institutional Service Class	63868C813	[**]
Nationwide WCM Focused Small Cap Fund Class A	63868B518	[**]
Nationwide WCM Focused Small Cap Fund Class C	63868B336	[**]
Nationwide WCM Focused Small Cap Fund Class R6	63868B492	[**]
Nationwide WCM Focused Small Cap Fund Institutional Service Class	63868B484	[**]
Nationwide Inflation-Protected Securities Fund Class A	63867R142	[**]
Nationwide Inflation-Protected Securities Fund Class R6	63867R134	[**]
Nationwide Inflation-Protected Securities Fund Institutional Service Class	63868C532	[**]
Nationwide International Index Fund Class A	63867T700	[**]
Nationwide International Index Fund Class C	63867T882	[**]
Nationwide International Index Fund Class R	63867T874	[**]
Nationwide International Index Fund Class R6	63867T866	[**]
Nationwide International Index Fund Institutional Service Class	63868C516	[**]
Nationwide International Small Cap Fund Class A	63868C474	[**]
Nationwide International Small Cap Fund Class R6	63868C458	[**]
Nationwide International Small Cap Fund Institutional Service Class	63868C441	[**]
Nationwide Investor Destinations Fund: Aggressive Class A	63867T858	[**]
Nationwide Investor Destinations Fund: Aggressive Class C	63867T833	[**]
Nationwide Investor Destinations Fund: Aggressive Class R	63867T825	[**]
Nationwide Investor Destinations Fund: Aggressive Class R6	63867T817	[**]
Nationwide Investor Destinations Fund: Aggressive Institutional Service Class	63868B245	[**]
Nationwide Investor Destinations Fund: Aggressive Service Class	63867T791	[**]
Nationwide Investor Destinations Fund: Conservative Class A	63867T783	[**]
Nationwide Investor Destinations Fund: Conservative Class C	63867T767	[**]
Nationwide Investor Destinations Fund: Conservative Class R	63867T759	[**]
Nationwide Investor Destinations Fund: Conservative Class R6	63867T742	[**]
Nationwide Investor Destinations Fund: Conservative Institutional Service Class	63868B195	[**]
Nationwide Investor Destinations Fund: Conservative Service Class	63867T734	[**]
Nationwide Investor Destinations Fund: Moderate Class A	63867T726	[**]
Nationwide Investor Destinations Fund: Moderate Class C	63867T692	[**]
Nationwide Investor Destinations Fund: Moderate Class R	63867T684	[**]

NW Tracking No. 651191

Fund Name	CUSIP	12b-1 Fee (bps)
Nationwide Investor Destinations Fund: Moderate Class R6	63867T676	[**]
Nationwide Investor Destinations Fund: Moderate Institutional Service Class	63868B229	[**]
Nationwide Investor Destinations Fund: Moderate Service Class	63867T668	[**]
Nationwide Investor Destinations Fund: Moderately Aggressive Class A	63867T650	[**]
Nationwide Investor Destinations Fund: Moderately Aggressive Class C	63867T635	[**]
Nationwide Investor Destinations Fund: Moderately Aggressive Class R	63867T627	[**]
Nationwide Investor Destinations Fund: Moderately Aggressive Class R6	63867T619	[**]
Nationwide Investor Destinations Fund: Moderately Aggressive Institutional Service Class	63868B237	[**]
Nationwide Investor Destinations Fund: Moderately Aggressive Service Class	63867T593	[**]
Nationwide Investor Destinations Fund: Moderately Conservative Class A	63867T585	[**]
Nationwide Investor Destinations Fund: Moderately Conservative Class C	63867T569	[**]
Nationwide Investor Destinations Fund: Moderately Conservative Class R	63867T551	[**]
Nationwide Investor Destinations Fund: Moderately Conservative Class R6	63867T544	[**]
Nationwide Investor Destinations Fund: Moderately Conservative Institutional Service Class	63868B211	[**]
Nationwide Investor Destinations Fund: Moderately Conservative Service Class	63867T536	[**]
Nationwide Long/Short Equity Fund Class A	63868D506	[**]
Nationwide Long/Short Equity Fund Class R6	63868D605	[**]
Nationwide Long/Short Equity Fund Class Institutional Service Class	63868D704	[**]
Nationwide Loomis All Cap Growth Fund Class A	63868D100	[**]
Nationwide Loomis All Cap Growth Fund Class R6	63868D209	[**]
Nationwide Loomis All Cap Growth Fund Institutional Service	63868D308	[**]
Nationwide Loomis All Cap Growth Fund Eagle Class	63868D886	[**]
Nationwide Mid Cap Market Index Fund Class A	63867U830	[**]
Nationwide Mid Cap Market Index Fund Class C	63867U814	[**]
Nationwide Mid Cap Market Index Fund Class R	63867U798	[**]
Nationwide Mid Cap Market Index Fund Class R6	63867U780	[**]
Nationwide Mid Cap Market Index Fund Institutional Service Class	63868C490	[**]
Nationwide Government Money Market Fund Class R6	63867U772	[**]
Nationwide Government Money Market Fund Investor Class	63867U764	[**]
Nationwide Government Money Market Fund Service Class	63867U723	[**]
Nationwide S&P 500 Index Fund Class A	63867U376	[**]
Nationwide S&P 500 Index Fund Class C	63867U350	[**]
Nationwide S&P 500 Index Fund Class R	63867U343	[**]
Nationwide S&P 500 Index Fund Class R6	63867U335	[**]
Nationwide S&P 500 Index Fund Institutional Service Class	63867U327	[**]

NW Tracking No. 651191

Fund Name	CUSIP	12b-1 Fee (bps)
Nationwide S&P 500 Index Fund Service Class	63867U293	[**]
Nationwide Small Cap Index Fund Class A	63867V705	[**]
Nationwide Small Cap Index Fund Class C	63867V887	[**]
Nationwide Small Cap Index Fund Class R	63867V879	[**]
Nationwide Small Cap Index Fund Class R6	63867V861	[**]
Nationwide Small Cap Index Fund Institutional Service Class	63868C482	[**]
Nationwide Small Company Growth Fund Class A	63867V226	[**]
Nationwide Small Company Growth Fund Institutional Service Class	63867V218	[**]
Nationwide U.S. Small Cap Value Fund Class A	63867N265	[**]
Nationwide U.S. Small Cap Value Fund Class C	63867N257	[**]
Nationwide U.S. Small Cap Value Fund Class R6	63867N232	[**]
Nationwide U.S. Small Cap Value Fund Institutional Service Class	63867N240	[**]
Nationwide Ziegler Equity Income Fund A	63868B427	[**]
Nationwide Ziegler Equity Income Fund C	63868B419	[**]
Nationwide Ziegler Equity Income Fund Class R6	63868B393	[**]
Nationwide Ziegler Equity Income Fund Institutional Service Class	63868B385	[**]
Nationwide Ziegler NYSE Arca Tech 100 Index Fund A	63868B377	[**]
Nationwide Ziegler NYSE Arca Tech 100 Index Fund C	63868B369	[**]
Nationwide Ziegler NYSE Arca Tech 100 Index Fund Class R6	63868B351	[**]
Nationwide Ziegler NYSE Arca Tech 100 Index Fund Institutional Service Class	63868B344	[**]
Nationwide Ziegler Wisconsin Tax Exempt Fund A	63868C797	[**]
Nationwide Ziegler Wisconsin Tax Exempt Fund C	63868C789	[**]
Nationwide Ziegler Wisconsin Tax Exempt Fund Class R6	63868C771	[**]
Nationwide Ziegler Wisconsin Tax Exempt Fund Institutional Service Class	63868C763	[**]

[1]	Former Class D Shares

NW Tracking No. 651191

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE IT IS BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

RETIREMENT PLANS MUTUAL FUND SELLING AGREEMENT

AMENDMENT NO. 3

This Amendment No. 3, dated September 1, 2018 (the “Amendment”), is made by and among Nationwide Investment Services Corporation (“NISC”), and Nationwide Fund Distributors LLC (“NFD”), and amends the Retirement Plans Mutual Fund Selling Agreement, dated December 29, 2016, by and among NISC and NFD (the “Selling Agreement”). Capitalized terms used in this Amendment that are not defined herein have the meanings set forth in the Selling Agreement.

WHEREAS, the primary purpose of this Amendment is to amend and restate Exhibit A to the Selling Agreement.

NOW, THEREFORE, NISC and NFD mutually agree as follows:

1.	Exhibit A to the Selling Agreement is amended and restated as shown in Exhibit A to this Amendment attached hereto.

2.	All other terms and conditions of the Selling Agreement shall continue in full force and effect.

3.

This Amendment may be executed by facsimile signature and it may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS HEREOF, NISC and NFD have caused this Amendment No. 3 to be executed as of the date written above.

NATIONWIDE INVESTMENT SERVICES CORPORATION

/s/ John A. Reese
By:	John A. Reese
Title:	AVP, Finance Operations

NATIONWIDE FUND DISTRIBUTORS LLC

/s/ Lee T. Cummings
By:	Lee T. Cummings
Title:	Senior Vice President

NW Tracking No. 651191

EXHIBIT A

FUNDS AND COMPENSATION

Fund Name	CUSIP	12b-1 Fee (bps)
Nationwide Amundi Global High Yield Fund Class A	63868C573	[**]
Nationwide Amundi Global High Yield Fund Class C	63868C565	[**]
Nationwide Amundi Global High Yield Fund Class R6	63868C557	[**]
Nationwide Amundi Global High Yield Fund Institutional Service Class	63868C540	[**]
Nationwide Amundi Strategic Income Fund Class A	63868C623	[**]
Nationwide Amundi Strategic Income Fund Class C	63868C615	[**]
Nationwide Amundi Strategic Income Fund Class R6	63868C599	[**]
Nationwide Amundi Strategic Income Fund Institutional Service Class	63868C581	[**]
Nationwide Bailard Cognitive Value Fund Class A	63868B807	[**]
Nationwide Bailard Cognitive Value Fund Class C	63868B880	[**]
Nationwide Bailard Cognitive Value Fund Class R6	63868B864	[**]
Nationwide Bailard Cognitive Value Fund Institutional Service Class	63868B856	[**]
Nationwide Bailard Emerging Markets Equity Fund Class A	63868B328	[**]
Nationwide Bailard Emerging Markets Equity Fund Class C	63868B310	[**]
Nationwide Bailard Emerging Markets Equity Fund Class R6	63868B294	[**]
Nationwide Bailard Emerging Markets Equity Fund Institutional Service Class	63868B286	[**]
Nationwide Bailard International Equities Fund Class A	63868B849	[**]
Nationwide Bailard International Equities Fund Class C	63868B831	[**]
Nationwide Bailard International Equities Fund Class R6	63868B815	[**]
Nationwide Bailard International Equities Fund Institutional Service Class	63868B799	[**]
Nationwide Bailard Technology and Science Fund Class A	63868B781	[**]
Nationwide Bailard Technology and Science Fund Class C	63868B773	[**]
Nationwide Bailard Technology and Science Fund Class R6	63868B757	[**]
Nationwide Bailard Technology and Science Fund Institutional Service Class	63868B740	[**]
Nationwide Bond Fund Class A	63867R100	[**]
Nationwide Bond Fund Class C	63867R308	[**]
Nationwide Bond Fund Class R	63867R506	[**]
Nationwide Bond Fund Class R6	63868B401	[**]
Nationwide Bond Fund Institutional Service Class 1	63867R407	[**]
Nationwide Bond Index Fund Class A	63867R886	[**]
Nationwide Bond Index Fund Class C	63867R860	[**]
Nationwide Bond Index Fund Class R6	63867R845	[**]

NW Tracking No. 651191

Fund Name	CUSIP	12b-1 Fee (bps)
Nationwide Bond Index Fund Institutional Service Class	63868C524	[**]
Nationwide Core Plus Bond Fund Class A	63868B500	[**]
Nationwide Core Plus Bond Fund Class R6	63868B708	[**]
Nationwide Core Plus Bond Fund Institutional Service Class	63868B609	[**]
Nationwide Destination 2010 Fund Class A	63867N109	[**]
Nationwide Destination 2010 Fund Class C	63867N208	[**]
Nationwide Destination 2010 Fund Class R	63867N406	[**]
Nationwide Destination 2010 Fund Class R6	63867N604	[**]
Nationwide Destination 2010 Fund Institutional Service Class	63867N505	[**]
Nationwide Destination 2015 Fund Class A	63867N703	[**]
Nationwide Destination 2015 Fund Class C	63867N802	[**]
Nationwide Destination 2015 Fund Class R	63867N877	[**]
Nationwide Destination 2015 Fund Class R6	63867N851	[**]
Nationwide Destination 2015 Fund Institutional Service Class	63867N869	[**]
Nationwide Destination 2020 Fund Class A	63867N844	[**]
Nationwide Destination 2020 Fund Class C	63867N836	[**]
Nationwide Destination 2020 Fund Class R	63867N810	[**]
Nationwide Destination 2020 Fund Class R6	63867N786	[**]
Nationwide Destination 2020 Fund Institutional Service Class	63867N794	[**]
Nationwide Destination 2025 Fund Class A	63867N778	[**]
Nationwide Destination 2025 Fund Class C	63867N760	[**]
Nationwide Destination 2025 Fund Class R	63867N745	[**]
Nationwide Destination 2025 Fund Class R6	63867N729	[**]
Nationwide Destination 2025 Fund Institutional Service Class	63867N737	[**]
Nationwide Destination 2030 Fund Class A	63867N711	[**]
Nationwide Destination 2030 Fund Class C	63867N695	[**]
Nationwide Destination 2030 Fund Class R	63867N679	[**]
Nationwide Destination 2030 Fund Class R6	63867N653	[**]
Nationwide Destination 2030 Fund Institutional Service Class	63867N661	[**]
Nationwide Destination 2035 Fund Class A	63867N646	[**]
Nationwide Destination 2035 Fund Class C	63867N638	[**]
Nationwide Destination 2035 Fund Class R	63867N612	[**]
Nationwide Destination 2035 Fund Class R6	63867N588	[**]
Nationwide Destination 2035 Fund Institutional Service Class	63867N596	[**]
Nationwide Destination 2040 Fund Class A	63867N570	[**]

NW Tracking No. 651191

Fund Name	CUSIP	12b-1 Fee (bps)
Nationwide Destination 2040 Fund Class C	63867N562	[**]
Nationwide Destination 2040 Fund Class R	63867N547	[**]
Nationwide Destination 2040 Fund Class R6	63867N521	[**]
Nationwide Destination 2040 Fund Institutional Service Class	63867N539	[**]
Nationwide Destination 2045 Fund Class A	63867N513	[**]
Nationwide Destination 2045 Fund Class C	63867N497	[**]
Nationwide Destination 2045 Fund Class R	63867N471	[**]
Nationwide Destination 2045 Fund Class R6	63867N455	[**]
Nationwide Destination 2045 Fund Institutional Service Class	63867N463	[**]
Nationwide Destination 2050 Fund Class A	63867N448	[**]
Nationwide Destination 2050 Fund Class C	63867N430	[**]
Nationwide Destination 2050 Fund Class R	63867N414	[**]
Nationwide Destination 2050 Fund Class R6	63867N380	[**]
Nationwide Destination 2050 Fund Institutional Service Class	63867N398	[**]
Nationwide Destination 2055 Fund Class A	63867N224	[**]
Nationwide Destination 2055 Fund Class C	63867N216	[**]
Nationwide Destination 2055 Fund Class R	63867N182	[**]
Nationwide Destination 2055 Fund Class R6	63867N174	[**]
Nationwide Destination 2055 Fund Institutional Service Class	63867N166	[**]
Nationwide Destination 2060 Fund Class A	63867N158	[**]
Nationwide Destination 2060 Fund Class C	63867N141	[**]
Nationwide Destination 2060 Fund Class R	63867N133	[**]
Nationwide Destination 2060 Fund Class R6	63867N125	[**]
Nationwide Destination 2060 Fund Institutional Service Class	63867N117	[**]
Nationwide Emerging Markets Debt Fund Class A	63868C664	[**]
Nationwide Emerging Markets Debt Fund Class C	63868C656	[**]
Nationwide Emerging Markets Debt Fund Class R6	63868C649	[**]
Nationwide Emerging Markets Debt Fund Institutional Service Class	63868C631	[**]
Nationwide Fund Class A	63867R654	[**]
Nationwide Fund Class C	63867R639	[**]
Nationwide Fund Class Institutional Service Class[1]	63867R621	[**]
Nationwide Fund Class R	63867R613	[**]
Nationwide Fund Class R6	63868D803	[**]
Nationwide Geneva Mid Cap Growth Fund Class A	63868B732	[**]
Nationwide Geneva Mid Cap Growth Fund Class C	63868B724	[**]

NW Tracking No. 651191

Fund Name	CUSIP	12b-1 Fee (bps)
Nationwide Geneva Mid Cap Growth Fund Class R6	63868B716	[**]
Nationwide Geneva Mid Cap Growth Fund Institutional Service Class	63868B690	[**]
Nationwide Geneva Small Cap Growth Fund Class A	63868B682	[**]
Nationwide Geneva Small Cap Growth Fund Class C	63868B674	[**]
Nationwide Geneva Small Cap Growth Fund Class R6	63868B666	[**]
Nationwide Geneva Small Cap Growth Fund Institutional Service Class	63868B658	[**]
Nationwide Global Sustainable Equity Fund Class A	63867V184	[**]
Nationwide Global Sustainable Equity Fund Class C	63867V176	[**]
Nationwide Global Sustainable Equity Fund Class R6	63867V150	[**]
Nationwide Global Sustainable Equity Fund Institutional Service Class	63867V168	[**]
Nationwide Dynamic U.S. Growth Fund Class A	63867R282	[**]
Nationwide Dynamic U.S. Growth Fund Class C	63867R266	[**]
Nationwide Dynamic U.S. Growth Fund Class R	63867R241	[**]
Nationwide Dynamic U.S. Growth Fund Class R6[1]	63867R258	[**]
Nationwide Dynamic U.S. Growth Fund Institutional Service Class	63867V192	[**]
Nationwide Dynamic U.S. Growth Fund Eagle Class	63868D878	[**]
Nationwide Loomis Core Bond Fund Class A	63868C102	[**]
Nationwide Loomis Core Bond Fund Class C	63868C201	[**]
Nationwide Loomis Core Bond Fund Class R6	63868C300	[**]
Nationwide Loomis Core Bond Fund Institutional Service Class	63868C409	[**]
Nationwide California Intermediate Tax Free Bond Fund Class A	63868C508	[**]
Nationwide California Intermediate Tax Free Bond Fund Class C	63868C607	[**]
Nationwide California Intermediate Tax Free Bond Fund Class R6	63868C706	[**]
Nationwide California Intermediate Tax Free Bond Fund Institutional Service Class	63868C805	[**]
Nationwide Diamond Hill Large Cap Concentrated Fund Class A	63868B591	[**]
Nationwide Diamond Hill Large Cap Concentrated Fund Class C	63868B583	[**]
Nationwide Diamond Hill Large Cap Concentrated Fund Class R6	63868B575	[**]
Nationwide Diamond Hill Large Cap Concentrated Fund Institutional Service Class	63868B567	[**]
Nationwide Loomis Short Term Bond Fund Class A	63868C847	[**]
Nationwide Loomis Short Term Bond Fund Class C	63868C839	[**]
Nationwide Loomis Short Term Bond Fund Class R6	63868C821	[**]
Nationwide Loomis Short Term Bond Fund Institutional Service Class	63868C813	[**]
Nationwide WCM Focused Small Cap Fund Class A	63868B518	[**]
Nationwide WCM Focused Small Cap Fund Class C	63868B336	[**]
Nationwide WCM Focused Small Cap Fund Class R6	63868B492	[**]

NW Tracking No. 651191

Fund Name	CUSIP	12b-1 Fee (bps)
Nationwide WCM Focused Small Cap Fund Institutional Service Class	63868B484	[**]
Nationwide Inflation-Protected Securities Fund Class A	63867R142	[**]
Nationwide Inflation-Protected Securities Fund Class R6	63867R134	[**]
Nationwide Inflation-Protected Securities Fund Institutional Service Class	63868C532	[**]
Nationwide International Index Fund Class A	63867T700	[**]
Nationwide International Index Fund Class C	63867T882	[**]
Nationwide International Index Fund Class R	63867T874	[**]
Nationwide International Index Fund Class R6	63867T866	[**]
Nationwide International Index Fund Institutional Service Class	63868C516	[**]
Nationwide International Small Cap Fund Class A	63868C474	[**]
Nationwide International Small Cap Fund Class R6	63868C458	[**]
Nationwide International Small Cap Fund Institutional Service Class	63868C441	[**]
Nationwide Investor Destinations Fund: Aggressive Class A	63867T858	[**]
Nationwide Investor Destinations Fund: Aggressive Class C	63867T833	[**]
Nationwide Investor Destinations Fund: Aggressive Class R	63867T825	[**]
Nationwide Investor Destinations Fund: Aggressive Class R6	63867T817	[**]
Nationwide Investor Destinations Fund: Aggressive Institutional Service Class	63868B245	[**]
Nationwide Investor Destinations Fund: Aggressive Service Class	63867T791	[**]
Nationwide Investor Destinations Fund: Conservative Class A	63867T783	[**]
Nationwide Investor Destinations Fund: Conservative Class C	63867T767	[**]
Nationwide Investor Destinations Fund: Conservative Class R	63867T759	[**]
Nationwide Investor Destinations Fund: Conservative Class R6	63867T742	[**]
Nationwide Investor Destinations Fund: Conservative Institutional Service Class	63868B195	[**]
Nationwide Investor Destinations Fund: Conservative Service Class	63867T734	[**]
Nationwide Investor Destinations Fund: Moderate Class A	63867T726	[**]
Nationwide Investor Destinations Fund: Moderate Class C	63867T692	[**]
Nationwide Investor Destinations Fund: Moderate Class R	63867T684	[**]
Nationwide Investor Destinations Fund: Moderate Class R6	63867T676	[**]
Nationwide Investor Destinations Fund: Moderate Institutional Service Class	63868B229	[**]
Nationwide Investor Destinations Fund: Moderate Service Class	63867T668	[**]
Nationwide Investor Destinations Fund: Moderately Aggressive Class A	63867T650	[**]
Nationwide Investor Destinations Fund: Moderately Aggressive Class C	63867T635	[**]
Nationwide Investor Destinations Fund: Moderately Aggressive Class R	63867T627	[**]
Nationwide Investor Destinations Fund: Moderately Aggressive Class R6	63867T619	[**]
Nationwide Investor Destinations Fund: Moderately Aggressive Institutional Service Class	63868B237	[**]

NW Tracking No. 651191

Fund Name	CUSIP	12b-1 Fee (bps)
Nationwide Investor Destinations Fund: Moderately Aggressive Service Class	63867T593	[**]
Nationwide Investor Destinations Fund: Moderately Conservative Class A	63867T585	[**]
Nationwide Investor Destinations Fund: Moderately Conservative Class C	63867T569	[**]
Nationwide Investor Destinations Fund: Moderately Conservative Class R	63867T551	[**]
Nationwide Investor Destinations Fund: Moderately Conservative Class R6	63867T544	[**]
Nationwide Investor Destinations Fund: Moderately Conservative Institutional Service Class	63868B211	[**]
Nationwide Investor Destinations Fund: Moderately Conservative Service Class	63867T536	[**]
Nationwide Long/Short Equity Fund Class A	63868D506	[**]
Nationwide Long/Short Equity Fund Class R6	63868D605	[**]
Nationwide Long/Short Equity Fund Class Institutional Service Class	63868D704	[**]
Nationwide Loomis All Cap Growth Fund Class A	63868D100	[**]
Nationwide Loomis All Cap Growth Fund Class R6	63868D209	[**]
Nationwide Loomis All Cap Growth Fund Institutional Service	63868D308	[**]
Nationwide Loomis All Cap Growth Fund Eagle Class	63868D886	[**]
Nationwide Mid Cap Market Index Fund Class A	63867U830	[**]
Nationwide Mid Cap Market Index Fund Class C	63867U814	[**]
Nationwide Mid Cap Market Index Fund Class R	63867U798	[**]
Nationwide Mid Cap Market Index Fund Class R6	63867U780	[**]
Nationwide Mid Cap Market Index Fund Institutional Service Class	63868C490	[**]
Nationwide Government Money Market Fund Class R6	63867U772	[**]
Nationwide Government Money Market Fund Investor Class	63867U764	[**]
Nationwide Government Money Market Fund Service Class	63867U723	[**]
Nationwide S&P 500 Index Fund Class A	63867U376	[**]
Nationwide S&P 500 Index Fund Class C	63867U350	[**]
Nationwide S&P 500 Index Fund Class R	63867U343	[**]
Nationwide S&P 500 Index Fund Class R6	63867U335	[**]
Nationwide S&P 500 Index Fund Institutional Service Class	63867U327	[**]
Nationwide S&P 500 Index Fund Service Class	63867U293	[**]
Nationwide Small Cap Index Fund Class A	63867V705	[**]
Nationwide Small Cap Index Fund Class C	63867V887	[**]
Nationwide Small Cap Index Fund Class R	63867V879	[**]
Nationwide Small Cap Index Fund Class R6	63867V861	[**]
Nationwide Small Cap Index Fund Institutional Service Class	63868C482	[**]
Nationwide Small Company Growth Fund Class A	63867V226	[**]
Nationwide Small Company Growth Fund Institutional Service Class	63867V218	[**]

NW Tracking No. 651191

Fund Name	CUSIP	12b-1 Fee (bps)
Nationwide U.S. Small Cap Value Fund Class A	63867N265	[**]
Nationwide U.S. Small Cap Value Fund Class C	63867N257	[**]
Nationwide U.S. Small Cap Value Fund Class R6	63867N232	[**]
Nationwide U.S. Small Cap Value Fund Institutional Service Class	63867N240	[**]
Nationwide Ziegler Equity Income Fund A	63868B427	[**]
Nationwide Ziegler Equity Income Fund C	63868B419	[**]
Nationwide Ziegler Equity Income Fund Class R6	63868B393	[**]
Nationwide Ziegler Equity Income Fund Institutional Service Class	63868B385	[**]
Nationwide Ziegler NYSE Arca Tech 100 Index Fund A	63868B377	[**]
Nationwide Ziegler NYSE Arca Tech 100 Index Fund C	63868B369	[**]
Nationwide Ziegler NYSE Arca Tech 100 Index Fund Class R6	63868B351	[**]
Nationwide Ziegler NYSE Arca Tech 100 Index Fund Institutional Service Class	63868B344	[**]

1	Former Class D Shares

NW Tracking No. 651191

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE IT IS BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

RETIREMENT PLANS MUTUAL FUND SELLING AGREEMENT

AMENDMENT NO. 4

This Amendment No. 4, dated May 1, 2019 (the “Amendment”), is made by and among Nationwide Investment Services Corporation (“NISC”), and Nationwide Fund Distributors LLC (“NFD”), and amends the Retirement Plans Mutual Fund Selling Agreement, dated December 29, 2016, by and among NISC and NFD (the “Selling Agreement”). Capitalized terms used in this Amendment that are not defined herein have the meanings set forth in the Selling Agreement.

WHEREAS, the primary purpose of this Amendment is to amend and restate Exhibit A to the Selling Agreement.

NOW, THEREFORE, NISC and NFD mutually agree as follows:

1.	Exhibit A to the Selling Agreement is amended and restated as shown in Exhibit A to this Amendment attached hereto.

2.	All other terms and conditions of the Selling Agreement shall continue in full force and effect.

3.

This Amendment may be executed by facsimile signature and it may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS HEREOF, NISC and NFD have caused this Amendment No. 4 to be executed as of the date written above.

NATIONWIDE INVESTMENT SERVICES CORPORATION

/s/ John A. Reese
By:	John A. Reese
Title:	AVP, Finance Operations

NATIONWIDE FUND DISTRIBUTORS LLC

/s/ Lee T. Cummings
By:	Lee T. Cummings
Title:	Senior Vice President

EXHIBIT A

FUNDS AND COMPENSATION

Fund Name	CUSIP	12b-1 Fee (bps)
Nationwide AllianzGI International Growth Fund Class A	63868D852	[**]
Nationwide AllianzGI International Growth Fund Institutional Service Class	63868D837	[**]
Nationwide AllianzGI International Growth Fund Eagle Class	63868D829	[**]
Nationwide AllianzGI International Growth Fund Class R6	63868D845	[**]
Nationwide Amundi Global High Yield Fund Class A	63868C573	[**]
Nationwide Amundi Global High Yield Fund Class C	63868C565	[**]
Nationwide Amundi Global High Yield Fund Class R6	63868C557	[**]
Nationwide Amundi Global High Yield Fund Institutional Service Class	63868C540	[**]
Nationwide Amundi Strategic Income Fund Class A	63868C623	[**]
Nationwide Amundi Strategic Income Fund Class C	63868C615	[**]
Nationwide Amundi Strategic Income Fund Class R6	63868C599	[**]
Nationwide Amundi Strategic Income Fund Institutional Service Class	63868C581	[**]
Nationwide Bailard Cognitive Value Fund Class A	63868B807	[**]
Nationwide Bailard Cognitive Value Fund Class C	63868B880	[**]
Nationwide Bailard Cognitive Value Fund Class R6	63868B864	[**]
Nationwide Bailard Cognitive Value Fund Institutional Service Class	63868B856	[**]
Nationwide Bailard Emerging Markets Equity Fund Class A	63868B328	[**]
Nationwide Bailard Emerging Markets Equity Fund Class C	63868B310	[**]
Nationwide Bailard Emerging Markets Equity Fund Class R6	63868B294	[**]
Nationwide Bailard Emerging Markets Equity Fund Institutional Service Class	63868B286	[**]
Nationwide Bailard International Equities Fund Class A	63868B849	[**]
Nationwide Bailard International Equities Fund Class C	63868B831	[**]
Nationwide Bailard International Equities Fund Class R6	63868B815	[**]
Nationwide Bailard International Equities Fund Institutional Service Class	63868B799	[**]
Nationwide Bailard Technology and Science Fund Class A	63868B781	[**]
Nationwide Bailard Technology and Science Fund Class C	63868B773	[**]
Nationwide Bailard Technology and Science Fund Class R6	63868B757	[**]
Nationwide Bailard Technology and Science Fund Institutional Service Class	63868B740	[**]
Nationwide Bond Fund Class A	63867R100	[**]
Nationwide Bond Fund Class C	63867R308	[**]
Nationwide Bond Fund Class R	63867R506	[**]
Nationwide Bond Fund Class R6	63868B401	[**]

Fund Name	CUSIP	12b-1 Fee (bps)
Nationwide Bond Fund Institutional Service Class 1	63867R407	[**]
Nationwide Bond Index Fund Class A	63867R886	[**]
Nationwide Bond Index Fund Class C	63867R860	[**]
Nationwide Bond Index Fund Class R6	63867R845	[**]
Nationwide Bond Index Fund Institutional Service Class	63868C524	[**]
Nationwide Core Plus Bond Fund Class A	63868B500	[**]
Nationwide Core Plus Bond Fund Class R6	63868B708	[**]
Nationwide Core Plus Bond Fund Institutional Service Class	63868B609	[**]
Nationwide Destination 2010 Fund Class A	63867N109	[**]
Nationwide Destination 2010 Fund Class C	63867N208	[**]
Nationwide Destination 2010 Fund Class R	63867N406	[**]
Nationwide Destination 2010 Fund Class R6	63867N604	[**]
Nationwide Destination 2010 Fund Institutional Service Class	63867N505	[**]
Nationwide Destination 2015 Fund Class A	63867N703	[**]
Nationwide Destination 2015 Fund Class C	63867N802	[**]
Nationwide Destination 2015 Fund Class R	63867N877	[**]
Nationwide Destination 2015 Fund Class R6	63867N851	[**]
Nationwide Destination 2015 Fund Institutional Service Class	63867N869	[**]
Nationwide Destination 2020 Fund Class A	63867N844	[**]
Nationwide Destination 2020 Fund Class C	63867N836	[**]
Nationwide Destination 2020 Fund Class R	63867N810	[**]
Nationwide Destination 2020 Fund Class R6	63867N786	[**]
Nationwide Destination 2020 Fund Institutional Service Class	63867N794	[**]
Nationwide Destination 2025 Fund Class A	63867N778	[**]
Nationwide Destination 2025 Fund Class C	63867N760	[**]
Nationwide Destination 2025 Fund Class R	63867N745	[**]
Nationwide Destination 2025 Fund Class R6	63867N729	[**]
Nationwide Destination 2025 Fund Institutional Service Class	63867N737	[**]
Nationwide Destination 2030 Fund Class A	63867N711	[**]
Nationwide Destination 2030 Fund Class C	63867N695	[**]
Nationwide Destination 2030 Fund Class R	63867N679	[**]
Nationwide Destination 2030 Fund Class R6	63867N653	[**]
Nationwide Destination 2030 Fund Institutional Service Class	63867N661	[**]
Nationwide Destination 2035 Fund Class A	63867N646	[**]
Nationwide Destination 2035 Fund Class C	63867N638	[**]

Fund Name	CUSIP	12b-1 Fee (bps)
Nationwide Destination 2035 Fund Class R	63867N612	[**]
Nationwide Destination 2035 Fund Class R6	63867N588	[**]
Nationwide Destination 2035 Fund Institutional Service Class	63867N596	[**]
Nationwide Destination 2040 Fund Class A	63867N570	[**]
Nationwide Destination 2040 Fund Class C	63867N562	[**]
Nationwide Destination 2040 Fund Class R	63867N547	[**]
Nationwide Destination 2040 Fund Class R6	63867N521	[**]
Nationwide Destination 2040 Fund Institutional Service Class	63867N539	[**]
Nationwide Destination 2045 Fund Class A	63867N513	[**]
Nationwide Destination 2045 Fund Class C	63867N497	[**]
Nationwide Destination 2045 Fund Class R	63867N471	[**]
Nationwide Destination 2045 Fund Class R6	63867N455	[**]
Nationwide Destination 2045 Fund Institutional Service Class	63867N463	[**]
Nationwide Destination 2050 Fund Class A	63867N448	[**]
Nationwide Destination 2050 Fund Class C	63867N430	[**]
Nationwide Destination 2050 Fund Class R	63867N414	[**]
Nationwide Destination 2050 Fund Class R6	63867N380	[**]
Nationwide Destination 2050 Fund Institutional Service Class	63867N398	[**]
Nationwide Destination 2055 Fund Class A	63867N224	[**]
Nationwide Destination 2055 Fund Class C	63867N216	[**]
Nationwide Destination 2055 Fund Class R	63867N182	[**]
Nationwide Destination 2055 Fund Class R6	63867N174	[**]
Nationwide Destination 2055 Fund Institutional Service Class	63867N166	[**]
Nationwide Destination 2060 Fund Class A	63867N158	[**]
Nationwide Destination 2060 Fund Class C	63867N141	[**]
Nationwide Destination 2060 Fund Class R	63867N133	[**]
Nationwide Destination 2060 Fund Class R6	63867N125	[**]
Nationwide Destination 2060 Fund Institutional Service Class	63867N117	[**]
Nationwide Emerging Markets Debt Fund Class A	63868C664	[**]
Nationwide Emerging Markets Debt Fund Class C	63868C656	[**]
Nationwide Emerging Markets Debt Fund Class R6	63868C649	[**]
Nationwide Emerging Markets Debt Fund Institutional Service Class	63868C631	[**]
Nationwide Fund Class A	63867R654	[**]
Nationwide Fund Class C	63867R639	[**]
Nationwide Fund Class Institutional Service Class[1]	63867R621	[**]

Fund Name	CUSIP	12b-1 Fee (bps)
Nationwide Fund Class R	63867R613	[**]
Nationwide Fund Class R6	63868D803	[**]
Nationwide Geneva Mid Cap Growth Fund Class A	63868B732	[**]
Nationwide Geneva Mid Cap Growth Fund Class C	63868B724	[**]
Nationwide Geneva Mid Cap Growth Fund Class R6	63868B716	[**]
Nationwide Geneva Mid Cap Growth Fund Institutional Service Class	63868B690	[**]
Nationwide Geneva Small Cap Growth Fund Class A	63868B682	[**]
Nationwide Geneva Small Cap Growth Fund Class C	63868B674	[**]
Nationwide Geneva Small Cap Growth Fund Class R6	63868B666	[**]
Nationwide Geneva Small Cap Growth Fund Institutional Service Class	63868B658	[**]
Nationwide Global Sustainable Equity Fund Class A	63867V184	[**]
Nationwide Global Sustainable Equity Fund Class C	63867V176	[**]
Nationwide Global Sustainable Equity Fund Class R6	63867V150	[**]
Nationwide Global Sustainable Equity Fund Institutional Service Class	63867V168	[**]
Nationwide Dynamic U.S. Growth Fund Class A	63867R282	[**]
Nationwide Dynamic U.S. Growth Fund Class C	63867R266	[**]
Nationwide Dynamic U.S. Growth Fund Class R	63867R241	[**]
Nationwide Dynamic U.S. Growth Fund Class R6[1]	63867R258	[**]
Nationwide Dynamic U.S. Growth Fund Institutional Service Class	63867V192	[**]
Nationwide Dynamic U.S. Growth Fund Eagle Class	63868D878	[**]
Nationwide Loomis Core Bond Fund Class A	63868C102	[**]
Nationwide Loomis Core Bond Fund Class C	63868C201	[**]
Nationwide Loomis Core Bond Fund Class R6	63868C300	[**]
Nationwide Loomis Core Bond Fund Institutional Service Class	63868C409	[**]
Nationwide Diamond Hill Large Cap Concentrated Fund Class A	63868B591	[**]
Nationwide Diamond Hill Large Cap Concentrated Fund Class C	63868B583	[**]
Nationwide Diamond Hill Large Cap Concentrated Fund Class R6	63868B575	[**]
Nationwide Diamond Hill Large Cap Concentrated Fund Institutional Service Class	63868B567	[**]
Nationwide Loomis Short Term Bond Fund Class A	63868C847	[**]
Nationwide Loomis Short Term Bond Fund Class C	63868C839	[**]
Nationwide Loomis Short Term Bond Fund Class R6	63868C821	[**]
Nationwide Loomis Short Term Bond Fund Institutional Service Class	63868C813	[**]
Nationwide WCM Focused Small Cap Fund Class A	63868B518	[**]
Nationwide WCM Focused Small Cap Fund Class C	63868B336	[**]
Nationwide WCM Focused Small Cap Fund Class R6	63868B492	[**]

Fund Name	CUSIP	12b-1 Fee (bps)
Nationwide WCM Focused Small Cap Fund Institutional Service Class	63868B484	[**]
Nationwide Inflation-Protected Securities Fund Class A	63867R142	[**]
Nationwide Inflation-Protected Securities Fund Class R6	63867R134	[**]
Nationwide Inflation-Protected Securities Fund Institutional Service Class	63868C532	[**]
Nationwide International Index Fund Class A	638671700	[**]
Nationwide International Index Fund Class C	638671882	[**]
Nationwide International Index Fund Class R	638671874	[**]
Nationwide International Index Fund Class R6	638671866	[**]
Nationwide International Index Fund Institutional Service Class	63868C516	[**]
Nationwide International Small Cap Fund Class A	63868C474	[**]
Nationwide International Small Cap Fund Class R6	63868C458	[**]
Nationwide International Small Cap Fund Institutional Service Class	63868C441	[**]
Nationwide Investor Destinations Fund: Aggressive Class A	638671858	[**]
Nationwide Investor Destinations Fund: Aggressive Class C	638671833	[**]
Nationwide Investor Destinations Fund: Aggressive Class R	638671825	[**]
Nationwide Investor Destinations Fund: Aggressive Class R6	638671817	[**]
Nationwide Investor Destinations Fund: Aggressive Institutional Service Class	63868B245	[**]
Nationwide Investor Destinations Fund: Aggressive Service Class	638671791	[**]
Nationwide Investor Destinations Fund: Conservative Class A	638671783	[**]
Nationwide Investor Destinations Fund: Conservative Class C	638671767	[**]
Nationwide Investor Destinations Fund: Conservative Class R	638671759	[**]
Nationwide Investor Destinations Fund: Conservative Class R6	638671742	[**]
Nationwide Investor Destinations Fund: Conservative Institutional Service Class	63868B195	[**]
Nationwide Investor Destinations Fund: Conservative Service Class	638671734	[**]
Nationwide Investor Destinations Fund: Moderate Class A	638671726	[**]
Nationwide Investor Destinations Fund: Moderate Class C	638671692	[**]
Nationwide Investor Destinations Fund: Moderate Class R	638671684	[**]
Nationwide Investor Destinations Fund: Moderate Class R6	638671676	[**]
Nationwide Investor Destinations Fund: Moderate Institutional Service Class	63868B229	[**]
Nationwide Investor Destinations Fund: Moderate Service Class	638671668	[**]
Nationwide Investor Destinations Fund: Moderately Aggressive Class A	638671650	[**]
Nationwide Investor Destinations Fund: Moderately Aggressive Class C	638671635	[**]
Nationwide Investor Destinations Fund: Moderately Aggressive Class R	638671627	[**]
Nationwide Investor Destinations Fund: Moderately Aggressive Class R6	638671619	[**]
Nationwide Investor Destinations Fund: Moderately Aggressive Institutional Service Class	63868B237	[**]

Fund Name	CUSIP	12b-1 Fee (bps)
Nationwide Investor Destinations Fund: Moderately Aggressive Service Class	638671593	[**]
Nationwide Investor Destinations Fund: Moderately Conservative Class A	638671585	[**]
Nationwide Investor Destinations Fund: Moderately Conservative Class C	638671569	[**]
Nationwide Investor Destinations Fund: Moderately Conservative Class R	638671551	[**]
Nationwide Investor Destinations Fund: Moderately Conservative Class R6	638671544	[**]
Nationwide Investor Destinations Fund: Moderately Conservative Institutional Service Class	63868B211	[**]
Nationwide Investor Destinations Fund: Moderately Conservative Service Class	638671536	[**]
Nationwide Long/Short Equity Fund Class A	63868D506	[**]
Nationwide Long/Short Equity Fund Class R6	63868D605	[**]
Nationwide Long/Short Equity Fund Class Institutional Service Class	63868D704	[**]
Nationwide Loomis All Cap Growth Fund Class A	63868D100	[**]
Nationwide Loomis All Cap Growth Fund Class R6	63868D209	[**]
Nationwide Loomis All Cap Growth Fund Institutional Service	63868D308	[**]
Nationwide Loomis All Cap Growth Fund Eagle Class	63868D886	[**]
Nationwide Mid Cap Market Index Fund Class A	63867U830	[**]
Nationwide Mid Cap Market Index Fund Class C	63867U814	[**]
Nationwide Mid Cap Market Index Fund Class R	63867U798	[**]
Nationwide Mid Cap Market Index Fund Class R6	63867U780	[**]
Nationwide Mid Cap Market Index Fund Institutional Service Class	63868C490	[**]
Nationwide Government Money Market Fund Class R6	63867U772	[**]
Nationwide Government Money Market Fund Investor Class	63867U764	[**]
Nationwide Government Money Market Fund Service Class	63867U723	[**]
Nationwide S&P 500 Index Fund Class A	63867U376	[**]
Nationwide S&P 500 Index Fund Class C	63867U350	[**]
Nationwide S&P 500 Index Fund Class R	63867U343	[**]
Nationwide S&P 500 Index Fund Class R6	63867U335	[**]
Nationwide S&P 500 Index Fund Institutional Service Class	63867U327	[**]
Nationwide S&P 500 Index Fund Service Class	63867U293	[**]
Nationwide Small Cap Index Fund Class A	63867V705	[**]
Nationwide Small Cap Index Fund Class C	63867V887	[**]
Nationwide Small Cap Index Fund Class R	63867V879	[**]
Nationwide Small Cap Index Fund Class R6	63867V861	[**]
Nationwide Small Cap Index Fund Institutional Service Class	63868C482	[**]
Nationwide Small Company Growth Fund Class A	63867V226	[**]
Nationwide Small Company Growth Fund Institutional Service Class	63867V218	[**]

Fund Name	CUSIP	12b-1 Fee (bps)
Nationwide U.S. Small Cap Value Fund Class A	63867N265	[**]
Nationwide U.S. Small Cap Value Fund Class C	63867N257	[**]
Nationwide U.S. Small Cap Value Fund Class R6	63867N232	[**]
Nationwide U.S. Small Cap Value Fund Institutional Service Class	63867N240	[**]
Nationwide Ziegler Equity Income Fund A	63868B427	[**]
Nationwide Ziegler Equity Income Fund C	63868B419	[**]
Nationwide Ziegler Equity Income Fund Class R6	63868B393	[**]
Nationwide Ziegler Equity Income Fund Institutional Service Class	63868B385	[**]
Nationwide Ziegler NYSE Arca Tech 100 Index Fund A	63868B377	[**]
Nationwide Ziegler NYSE Arca Tech 100 Index Fund C	63868B369	[**]
Nationwide Ziegler NYSE Arca Tech 100 Index Fund Class R6	63868B351	[**]
Nationwide Ziegler NYSE Arca Tech 100 Index Fund Institutional Service Class	63868B344	[**]

1	Former Class D Shares

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE IT IS BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

RETIREMENT PLANS MUTUAL FUND SELLING AGREEMENT

AMENDMENT NO. 5

This Amendment No. 5, dated November 1, 2019 (the “Amendment”), is made by and among Nationwide Investment Services Corporation (“NISC”), and Nationwide Fund Distributors LLC (“NFD”), and amends the Retirement Plans Mutual Fund Selling Agreement, dated December 29, 2016, by and among NISC and NFD (the “Selling Agreement”). Capitalized terms used in this Amendment that are not defined herein have the meanings set forth in the Selling Agreement.

WHEREAS, the primary purpose of this Amendment is to amend and restate Exhibit A to the Selling Agreement.

NOW, THEREFORE, NISC and NFD mutually agree as follows:

1.	Exhibit A to the Selling Agreement is amended and restated as shown in Exhibit A to this Amendment attached hereto.

2.	All other terms and conditions of the Selling Agreement shall continue in full force and effect.

3.

This Amendment may be executed by facsimile signature and it may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS HEREOF, NISC and NFD have caused this Amendment No. 5 to be executed as of the date written above.

NATIONWIDE INVESTMENT SERVICES CORPORATION

/s/ John A. Reese
By:	John A. Reese
Title:	AVP, Finance Operations

NATIONWIDE FUND DISTRIBUTORS LLC

/s/ Lee T. Cummings
By:	Lee T. Cummings
Title:	Senior Vice President

EXHIBIT A

FUNDS AND COMPENSATION

Fund Name	CUSIP	12b-1 Fee (bps)
Nationwide AllianzGI International Growth Fund Class A	63868D852	[**]
Nationwide AllianzGI International Growth Fund Institutional Service Class	63868D837	[**]
Nationwide AllianzGI International Growth Fund Eagle Class	63868D829	[**]
Nationwide AllianzGI International Growth Fund Class R6	63868D845	[**]
Nationwide Amundi Global High Yield Fund Class A	63868C573	[**]
Nationwide Amundi Global High Yield Fund Class C	63868C565	[**]
Nationwide Amundi Global High Yield Fund Class R6	63868C557	[**]
Nationwide Amundi Global High Yield Fund Institutional Service Class	63868C540	[**]
Nationwide Amundi Strategic Income Fund Class A	63868C623	[**]
Nationwide Amundi Strategic Income Fund Class C	63868C615	[**]
Nationwide Amundi Strategic Income Fund Class R6	63868C599	[**]
Nationwide Amundi Strategic Income Fund Institutional Service Class	63868C581	[**]
Nationwide Bailard Cognitive Value Fund Class A	63868B807	[**]
Nationwide Bailard Cognitive Value Fund Class C	63868B880	[**]
Nationwide Bailard Cognitive Value Fund Class R6	63868B864	[**]
Nationwide Bailard Cognitive Value Fund Institutional Service Class	63868B856	[**]
Nationwide Bailard International Equities Fund Class A	63868B849	[**]
Nationwide Bailard International Equities Fund Class C	63868B831	[**]
Nationwide Bailard International Equities Fund Class R6	63868B815	[**]
Nationwide Bailard International Equities Fund Institutional Service Class	63868B799	[**]
Nationwide Bailard Technology and Science Fund Class A	63868B781	[**]
Nationwide Bailard Technology and Science Fund Class C	63868B773	[**]
Nationwide Bailard Technology and Science Fund Class R6	63868B757	[**]
Nationwide Bailard Technology and Science Fund Institutional Service Class	63868B740	[**]
Nationwide Bond Fund Class A	63867R100	[**]
Nationwide Bond Fund Class C	63867R308	[**]
Nationwide Bond Fund Class R	63867R506	[**]
Nationwide Bond Fund Class R6	63868B401	[**]
Nationwide Bond Fund Institutional Service Class [1]	63867R407	[**]
Nationwide Bond Index Fund Class A	63867R886	[**]
Nationwide Bond Index Fund Class C	63867R860	[**]

Fund Name	CUSIP	12b-1 Fee (bps)
Nationwide Bond Index Fund Class R6	63867R845	[**]
Nationwide Bond Index Fund Institutional Service Class	63868C524	[**]
Nationwide Core Plus Bond Fund Class A	63868B500	[**]
Nationwide Core Plus Bond Fund Class R6	63868B708	[**]
Nationwide Core Plus Bond Fund Institutional Service Class	63868B609	[**]
Nationwide Destination 2010 Fund Class A	63867N109	[**]
Nationwide Destination 2010 Fund Class R	63867N406	[**]
Nationwide Destination 2010 Fund Class R6	63867N604	[**]
Nationwide Destination 2010 Fund Institutional Service Class	63867N505	[**]
Nationwide Destination 2015 Fund Class A	63867N703	[**]
Nationwide Destination 2015 Fund Class R	63867N877	[**]
Nationwide Destination 2015 Fund Class R6	63867N851	[**]
Nationwide Destination 2015 Fund Institutional Service Class	63867N869	[**]
Nationwide Destination 2020 Fund Class A	63867N844	[**]
Nationwide Destination 2020 Fund Class R	63867N810	[**]
Nationwide Destination 2020 Fund Class R6	63867N786	[**]
Nationwide Destination 2020 Fund Institutional Service Class	63867N794	[**]
Nationwide Destination 2025 Fund Class A	63867N778	[**]
Nationwide Destination 2025 Fund Class R	63867N745	[**]
Nationwide Destination 2025 Fund Class R6	63867N729	[**]
Nationwide Destination 2025 Fund Institutional Service Class	63867N737	[**]
Nationwide Destination 2030 Fund Class A	63867N711	[**]
Nationwide Destination 2030 Fund Class R	63867N679	[**]
Nationwide Destination 2030 Fund Class R6	63867N653	[**]
Nationwide Destination 2030 Fund Institutional Service Class	63867N661	[**]
Nationwide Destination 2035 Fund Class A	63867N646	[**]
Nationwide Destination 2035 Fund Class R	63867N612	[**]
Nationwide Destination 2035 Fund Class R6	63867N588	[**]
Nationwide Destination 2035 Fund Institutional Service Class	63867N596	[**]
Nationwide Destination 2040 Fund Class A	63867N570	[**]
Nationwide Destination 2040 Fund Class R	63867N547	[**]
Nationwide Destination 2040 Fund Class R6	63867N521	[**]
Nationwide Destination 2040 Fund Institutional Service Class	63867N539	[**]
Nationwide Destination 2045 Fund Class A	63867N513	[**]
Nationwide Destination 2045 Fund Class R	63867N471	[**]

Fund Name	CUSIP	12b-1 Fee (bps)
Nationwide Destination 2045 Fund Class R6	63867N455	[**]
Nationwide Destination 2045 Fund Institutional Service Class	63867N463	[**]
Nationwide Destination 2050 Fund Class A	63867N448	[**]
Nationwide Destination 2050 Fund Class R	63867N414	[**]
Nationwide Destination 2050 Fund Class R6	63867N380	[**]
Nationwide Destination 2050 Fund Institutional Service Class	63867N398	[**]
Nationwide Destination 2055 Fund Class A	63867N224	[**]
Nationwide Destination 2055 Fund Class R	63867N182	[**]
Nationwide Destination 2055 Fund Class R6	63867N174	[**]
Nationwide Destination 2055 Fund Institutional Service Class	63867N166	[**]
Nationwide Destination 2060 Fund Class A	63867N158	[**]
Nationwide Destination 2060 Fund Class R	63867N133	[**]
Nationwide Destination 2060 Fund Class R6	63867N125	[**]
Nationwide Destination 2060 Fund Institutional Service Class	63867N117	[**]
Nationwide Emerging Markets Debt Fund Class A	63868C664	[**]
Nationwide Emerging Markets Debt Fund Class C	63868C656	[**]
Nationwide Emerging Markets Debt Fund Class R6	63868C649	[**]
Nationwide Emerging Markets Debt Fund Institutional Service Class	63868C631	[**]
Nationwide Fund Class A	63867R654	[**]
Nationwide Fund Class C	63867R639	[**]
Nationwide Fund Class Institutional Service Class[1]	63867R621	[**]
Nationwide Fund Class R	63867R613	[**]
Nationwide Fund Class R6	63868D803	[**]
Nationwide Geneva Mid Cap Growth Fund Class A	63868B732	[**]
Nationwide Geneva Mid Cap Growth Fund Class C	63868B724	[**]
Nationwide Geneva Mid Cap Growth Fund Class R6	63868B716	[**]
Nationwide Geneva Mid Cap Growth Fund Institutional Service Class	63868B690	[**]
Nationwide Geneva Small Cap Growth Fund Class A	63868B682	[**]
Nationwide Geneva Small Cap Growth Fund Class C	63868B674	[**]
Nationwide Geneva Small Cap Growth Fund Class R6	63868B666	[**]
Nationwide Geneva Small Cap Growth Fund Institutional Service Class	63868B658	[**]
Nationwide Global Sustainable Equity Fund Class A	63867V184	[**]
Nationwide Global Sustainable Equity Fund Class C	63867V176	[**]
Nationwide Global Sustainable Equity Fund Class R6	63867V150	[**]
Nationwide Global Sustainable Equity Fund Institutional Service Class	63867V168	[**]

Fund Name	CUSIP	12b-1 Fee (bps)
Nationwide Dynamic U.S. Growth Fund Class A	63867R282	[**]
Nationwide Dynamic U.S. Growth Fund Class C	63867R266	[**]
Nationwide Dynamic U.S. Growth Fund Class R	63867R241	[**]
Nationwide Dynamic U.S. Growth Fund Class R6[1]	63867R258	[**]
Nationwide Dynamic U.S. Growth Fund Institutional Service Class	63867V192	[**]
Nationwide Dynamic U.S. Growth Fund Eagle Class	63868D878	[**]
Nationwide Loomis Core Bond Fund Class A	63868C102	[**]
Nationwide Loomis Core Bond Fund Class C	63868C201	[**]
Nationwide Loomis Core Bond Fund Class R6	63868C300	[**]
Nationwide Loomis Core Bond Fund Institutional Service Class	63868C409	[**]
Nationwide Diamond Hill Large Cap Concentrated Fund Class A	63868B591	[**]
Nationwide Diamond Hill Large Cap Concentrated Fund Class C	63868B583	[**]
Nationwide Diamond Hill Large Cap Concentrated Fund Class R6	63868B575	[**]
Nationwide Diamond Hill Large Cap Concentrated Fund Institutional Service Class	63868B567	[**]
Nationwide Loomis Short Term Bond Fund Class A	63868C847	[**]
Nationwide Loomis Short Term Bond Fund Class C	63868C839	[**]
Nationwide Loomis Short Term Bond Fund Class R6	63868C821	[**]
Nationwide Loomis Short Term Bond Fund Institutional Service Class	63868C813	[**]
Nationwide WCM Focused Small Cap Fund Class A	63868B518	[**]
Nationwide WCM Focused Small Cap Fund Class C	63868B336	[**]
Nationwide WCM Focused Small Cap Fund Class R6	63868B492	[**]
Nationwide WCM Focused Small Cap Fund Institutional Service Class	63868B484	[**]
Nationwide Inflation-Protected Securities Fund Class A	63867R142	[**]
Nationwide Inflation-Protected Securities Fund Class R6	63867R134	[**]
Nationwide Inflation-Protected Securities Fund Institutional Service Class	63868C532	[**]
Nationwide International Index Fund Class A	63867T700	[**]
Nationwide International Index Fund Class C	63867T882	[**]
Nationwide International Index Fund Class R	63867T874	[**]
Nationwide International Index Fund Class R6	63867T866	[**]
Nationwide International Index Fund Institutional Service Class	63868C516	[**]
Nationwide International Small Cap Fund Class A	63868C474	[**]
Nationwide International Small Cap Fund Class R6	63868C458	[**]
Nationwide International Small Cap Fund Institutional Service Class	63868C441	[**]
Nationwide Investor Destinations Fund: Aggressive Class A	63867T858	[**]
Nationwide Investor Destinations Fund: Aggressive Class C	63867T833	[**]

Fund Name	CUSIP	12b-1 Fee (bps)
Nationwide Investor Destinations Fund: Aggressive Class R	638671825	[**]
Nationwide Investor Destinations Fund: Aggressive Class R6	638671817	[**]
Nationwide Investor Destinations Fund: Aggressive Institutional Service Class	63868B245	[**]
Nationwide Investor Destinations Fund: Aggressive Service Class	638671791	[**]
Nationwide Investor Destinations Fund: Conservative Class A	638671783	[**]
Nationwide Investor Destinations Fund: Conservative Class C	638671767	[**]
Nationwide Investor Destinations Fund: Conservative Class R	638671759	[**]
Nationwide Investor Destinations Fund: Conservative Class R6	638671742	[**]
Nationwide Investor Destinations Fund: Conservative Institutional Service Class	63868B195	[**]
Nationwide Investor Destinations Fund: Conservative Service Class	638671734	[**]
Nationwide Investor Destinations Fund: Moderate Class A	638671726	[**]
Nationwide Investor Destinations Fund: Moderate Class C	638671692	[**]
Nationwide Investor Destinations Fund: Moderate Class R	638671684	[**]
Nationwide Investor Destinations Fund: Moderate Class R6	638671676	[**]
Nationwide Investor Destinations Fund: Moderate Institutional Service Class	63868B229	[**]
Nationwide Investor Destinations Fund: Moderate Service Class	638671668	[**]
Nationwide Investor Destinations Fund: Moderately Aggressive Class A	638671650	[**]
Nationwide Investor Destinations Fund: Moderately Aggressive Class C	638671635	[**]
Nationwide Investor Destinations Fund: Moderately Aggressive Class R	638671627	[**]
Nationwide Investor Destinations Fund: Moderately Aggressive Class R6	638671619	[**]
Nationwide Investor Destinations Fund: Moderately Aggressive Institutional Service Class	63868B237	[**]
Nationwide Investor Destinations Fund: Moderately Aggressive Service Class	638671593	[**]
Nationwide Investor Destinations Fund: Moderately Conservative Class A	638671585	[**]
Nationwide Investor Destinations Fund: Moderately Conservative Class C	638671569	[**]
Nationwide Investor Destinations Fund: Moderately Conservative Class R	638671551	[**]
Nationwide Investor Destinations Fund: Moderately Conservative Class R6	638671544	[**]
Nationwide Investor Destinations Fund: Moderately Conservative Institutional Service Class	63868B211	[**]
Nationwide Investor Destinations Fund: Moderately Conservative Service Class	638671536	[**]
Nationwide Long/Short Equity Fund Class A	63868D506	[**]
Nationwide Long/Short Equity Fund Class R6	63868D605	[**]
Nationwide Long/Short Equity Fund Class Institutional Service Class	63868D704	[**]
Nationwide Loomis All Cap Growth Fund Class A	63868D100	[**]
Nationwide Loomis All Cap Growth Fund Class R6	63868D209	[**]
Nationwide Loomis All Cap Growth Fund Institutional Service Class	63868D308	[**]
Nationwide Loomis All Cap Growth Fund Eagle Class	63868D886	[**]

Fund Name	CUSIP	12b-1 Fee (bps)
Nationwide Mellon Disciplined Value Fund Class A	63868D811	[**]
Nationwide Mellon Disciplined Value Fund Class K	63868D795	[**]
Nationwide Mellon Disciplined Value Fund Class R6	63868D787	[**]
Nationwide Mellon Disciplined Value Fund Institutional Service Class	63868D779	[**]
Nationwide Mellon Disciplined Value Fund Eagle Class	63868D761	[**]
Nationwide Mid Cap Market Index Fund Class A	63867U830	[**]
Nationwide Mid Cap Market Index Fund Class C	63867U814	[**]
Nationwide Mid Cap Market Index Fund Class R	63867U798	[**]
Nationwide Mid Cap Market Index Fund Class R6	63867U780	[**]
Nationwide Mid Cap Market Index Fund Institutional Service Class	63868C490	[**]
Nationwide Government Money Market Fund Class R6	63867U772	[**]
Nationwide Government Money Market Fund Investor Class	63867U764	[**]
Nationwide Government Money Market Fund Service Class	63867U723	[**]
Nationwide S&P 500 Index Fund Class A	63867U376	[**]
Nationwide S&P 500 Index Fund Class C	63867U350	[**]
Nationwide S&P 500 Index Fund Class R	63867U343	[**]
Nationwide S&P 500 Index Fund Class R6	63867U335	[**]
Nationwide S&P 500 Index Fund Institutional Service Class	63867U327	[**]
Nationwide S&P 500 Index Fund Service Class	63867U293	[**]
Nationwide Small Cap Index Fund Class A	63867V705	[**]
Nationwide Small Cap Index Fund Class C	63867V887	[**]
Nationwide Small Cap Index Fund Class R	63867V879	[**]
Nationwide Small Cap Index Fund Class R6	63867V861	[**]
Nationwide Small Cap Index Fund Institutional Service Class	63868C482	[**]
Nationwide Small Company Growth Fund Class A	63867V226	[**]
Nationwide Small Company Growth Fund Institutional Service Class	63867V218	[**]
Nationwide U.S. Small Cap Value Fund Class A	63867N265	[**]
Nationwide U.S. Small Cap Value Fund Class C	63867N257	[**]
Nationwide U.S. Small Cap Value Fund Class R6	63867N232	[**]
Nationwide U.S. Small Cap Value Fund Institutional Service Class	63867N240	[**]
Nationwide Ziegler Equity Income Fund A	63868B427	[**]
Nationwide Ziegler Equity Income Fund C	63868B419	[**]
Nationwide Ziegler Equity Income Fund Class R6	63868B393	[**]
Nationwide Ziegler Equity Income Fund Institutional Service Class	63868B385	[**]
Nationwide Ziegler NYSE Arca Tech 100 Index Fund A	63868B377	[**]

Fund Name	CUSIP	12b-1 Fee (bps)
Nationwide Ziegler NYSE Arca Tech 100 Index Fund C	63868B369	[**]
Nationwide Ziegler NYSE Arca Tech 100 Index Fund Class R6	63868B351	[**]
Nationwide Ziegler NYSE Arca Tech 100 Index Fund Institutional Service Class	63868B344	[**]

1	Former Class D Shares

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE IT IS BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

RETIREMENT PLANS MUTUAL FUND SELLING AGREEMENT

AMENDMENT NO. 6

This Amendment No. 6, dated March 1, 2020 (the “Amendment”), is made by and among Nationwide Investment Services Corporation (“NISC”), and Nationwide Fund Distributors LLC (“NFD”), and amends the Retirement Plans Mutual Fund Selling Agreement, dated December 29, 2016, by and among NISC and NFD (the “Selling Agreement”). Capitalized terms used in this Amendment that are not defined herein have the meanings set forth in the Selling Agreement.

WHEREAS, the primary purpose of this Amendment is to amend and restate Exhibit A to the Selling Agreement.

NOW, THEREFORE, NISC and NFD mutually agree as follows:

1.	Exhibit A to the Selling Agreement is amended and restated as shown in Exhibit A to this Amendment attached hereto.

2.	All other terms and conditions of the Selling Agreement shall continue in full force and effect.

3.

This Amendment may be executed by facsimile signature and it may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS HEREOF, NISC and NFD have caused this Amendment No. 6 to be executed as of the date written above.

NATIONWIDE INVESTMENT SERVICES CORPORATION

By:	John A. Reese
Title:	AVP, Finance Operations

NATIONWIDE FUND DISTRIBUTORS LLC

By:	Lee T. Cummings
Title:	Senior Vice President

EXHIBIT A

FUNDS AND COMPENSATION

Fund Name	CUSIP	12b-1 Fee (bps)
Nationwide AllianzGI International Growth Fund Class A	63868D852	[**]
Nationwide AllianzGI International Growth Fund Institutional Service Class	63868D837	[**]
Nationwide AllianzGI International Growth Fund Eagle Class	63868D829	[**]
Nationwide AllianzGI International Growth Fund Class R6	63868D845	[**]
Nationwide Amundi Global High Yield Fund Class A	63868C573	[**]
Nationwide Amundi Global High Yield Fund Class C	63868C565	[**]
Nationwide Amundi Global High Yield Fund Class R6	63868C557	[**]
Nationwide Amundi Global High Yield Fund Institutional Service Class	63868C540	[**]
Nationwide Amundi Strategic Income Fund Class A	63868C623	[**]
Nationwide Amundi Strategic Income Fund Class C	63868C615	[**]
Nationwide Amundi Strategic Income Fund Class R6	63868C599	[**]
Nationwide Amundi Strategic Income Fund Institutional Service Class	63868C581	[**]
Nationwide Bailard Cognitive Value Fund Class A	63868B807	[**]
Nationwide Bailard Cognitive Value Fund Class C	63868B880	[**]
Nationwide Bailard Cognitive Value Fund Class R6	63868B864	[**]
Nationwide Bailard Cognitive Value Fund Institutional Service Class	63868B856	[**]
Nationwide Bailard International Equities Fund Class A	63868B849	[**]
Nationwide Bailard International Equities Fund Class C	63868B831	[**]
Nationwide Bailard International Equities Fund Class R6	63868B815	[**]
Nationwide Bailard International Equities Fund Institutional Service Class	63868B799	[**]
Nationwide Bailard Technology and Science Fund Class A	63868B781	[**]
Nationwide Bailard Technology and Science Fund Class C	63868B773	[**]
Nationwide Bailard Technology and Science Fund Class R6	63868B757	[**]
Nationwide Bailard Technology and Science Fund Institutional Service Class	63868B740	[**]
Nationwide Bond Fund Class A	63867R100	[**]
Nationwide Bond Fund Class C	63867R308	[**]
Nationwide Bond Fund Class R	63867R506	[**]
Nationwide Bond Fund Class R6	63868B401	[**]
Nationwide Bond Fund Institutional Service Class [1]	63867R407	[**]
Nationwide Bond Index Fund Class A	63867R886	[**]
Nationwide Bond Index Fund Class C	63867R860	[**]

Fund Name	CUSIP	12b-1 Fee (bps)
Nationwide Bond Index Fund Class R6	63867R845	[**]
Nationwide Bond Index Fund Institutional Service Class	63868C524	[**]
Nationwide Core Plus Bond Fund Class A	63868B500	[**]
Nationwide Core Plus Bond Fund Class R6	63868B708	[**]
Nationwide Core Plus Bond Fund Institutional Service Class	63868B609	[**]
Nationwide Destination Retirement Fund Class A	63867N703	[**]
Nationwide Destination Retirement Fund Class R	63867N877	[**]
Nationwide Destination Retirement Fund Class R6	63867N851	[**]
Nationwide Destination Retirement5 Fund Institutional Service Class	63867N869	[**]
Nationwide Destination 2020 Fund Class A	63867N844	[**]
Nationwide Destination 2020 Fund Class R	63867N810	[**]
Nationwide Destination 2020 Fund Class R6	63867N786	[**]
Nationwide Destination 2020 Fund Institutional Service Class	63867N794	[**]
Nationwide Destination 2025 Fund Class A	63867N778	[**]
Nationwide Destination 2025 Fund Class R	63867N745	[**]
Nationwide Destination 2025 Fund Class R6	63867N729	[**]
Nationwide Destination 2025 Fund Institutional Service Class	63867N737	[**]
Nationwide Destination 2030 Fund Class A	63867N711	[**]
Nationwide Destination 2030 Fund Class R	63867N679	[**]
Nationwide Destination 2030 Fund Class R6	63867N653	[**]
Nationwide Destination 2030 Fund Institutional Service Class	63867N661	[**]
Nationwide Destination 2035 Fund Class A	63867N646	[**]
Nationwide Destination 2035 Fund Class R	63867N612	[**]
Nationwide Destination 2035 Fund Class R6	63867N588	[**]
Nationwide Destination 2035 Fund Institutional Service Class	63867N596	[**]
Nationwide Destination 2040 Fund Class A	63867N570	[**]
Nationwide Destination 2040 Fund Class R	63867N547	[**]
Nationwide Destination 2040 Fund Class R6	63867N521	[**]
Nationwide Destination 2040 Fund Institutional Service Class	63867N539	[**]
Nationwide Destination 2045 Fund Class A	63867N513	[**]
Nationwide Destination 2045 Fund Class R	63867N471	[**]
Nationwide Destination 2045 Fund Class R6	63867N455	[**]
Nationwide Destination 2045 Fund Institutional Service Class	63867N463	[**]
Nationwide Destination 2050 Fund Class A	63867N448	[**]
Nationwide Destination 2050 Fund Class R	63867N414	[**]

Fund Name	CUSIP	12b-1 Fee (bps)
Nationwide Destination 2050 Fund Class R6	63867N380	[**]
Nationwide Destination 2050 Fund Institutional Service Class	63867N398	[**]
Nationwide Destination 2055 Fund Class A	63867N224	[**]
Nationwide Destination 2055 Fund Class R	63867N182	[**]
Nationwide Destination 2055 Fund Class R6	63867N174	[**]
Nationwide Destination 2055 Fund Institutional Service Class	63867N166	[**]
Nationwide Destination 2060 Fund Class A	63867N158	[**]
Nationwide Destination 2060 Fund Class R	63867N133	[**]
Nationwide Destination 2060 Fund Class R6	63867N125	[**]
Nationwide Destination 2060 Fund Institutional Service Class	63867N117	[**]
Nationwide Destination 2065 Fund Class A	63868D753	[**]
Nationwide Destination 2065 Fund Class R	63868D746	[**]
Nationwide Destination 2065 Fund Class R6	63868D738	[**]
Nationwide Destination 2065 Fund Institutional Service Class	63868D720	[**]
Nationwide Emerging Markets Debt Fund Class A	63868C664	[**]
Nationwide Emerging Markets Debt Fund Class C	63868C656	[**]
Nationwide Emerging Markets Debt Fund Class R6	63868C649	[**]
Nationwide Emerging Markets Debt Fund Institutional Service Class	63868C631	[**]
Nationwide Fund Class A	63867R654	[**]
Nationwide Fund Class C	63867R639	[**]
Nationwide Fund Class Institutional Service Class[1]	63867R621	[**]
Nationwide Fund Class R	63867R613	[**]
Nationwide Fund Class R6	63868D803	[**]
Nationwide Geneva Mid Cap Growth Fund Class A	63868B732	[**]
Nationwide Geneva Mid Cap Growth Fund Class C	63868B724	[**]
Nationwide Geneva Mid Cap Growth Fund Class R6	63868B716	[**]
Nationwide Geneva Mid Cap Growth Fund Institutional Service Class	63868B690	[**]
Nationwide Geneva Small Cap Growth Fund Class A	63868B682	[**]
Nationwide Geneva Small Cap Growth Fund Class C	63868B674	[**]
Nationwide Geneva Small Cap Growth Fund Class R6	63868B666	[**]
Nationwide Geneva Small Cap Growth Fund Institutional Service Class	63868B658	[**]
Nationwide Global Sustainable Equity Fund Class A	63867V184	[**]
Nationwide Global Sustainable Equity Fund Class C	63867V176	[**]
Nationwide Global Sustainable Equity Fund Class R6	63867V150	[**]
Nationwide Global Sustainable Equity Fund Institutional Service Class	63867V168	[**]

Fund Name	CUSIP	12b-1 Fee (bps)
Nationwide Mellon Dynamic U.S. CoreFund Class A	63867R282	[**]
Nationwide Mellon Dynamic U.S. Core Fund Class C	63867R266	[**]
Nationwide Mellon Dynamic U.S. Core Fund Class R	63867R241	[**]
Nationwide Mellon Dynamic U.S. Core Fund Class R6[1]	63867R258	[**]
Nationwide Mellon Dynamic U.S. Core Fund Institutional Service Class	63867V192	[**]
Nationwide Mellon Dynamic U.S. Core Fund Eagle Class	63868D878	[**]
Nationwide Loomis Core Bond Fund Class A	63868C102	[**]
Nationwide Loomis Core Bond Fund Class C	63868C201	[**]
Nationwide Loomis Core Bond Fund Class R6	63868C300	[**]
Nationwide Loomis Core Bond Fund Institutional Service Class	63868C409	[**]
Nationwide Diamond Hill Large Cap Concentrated Fund Class A	63868B591	[**]
Nationwide Diamond Hill Large Cap Concentrated Fund Class C	63868B583	[**]
Nationwide Diamond Hill Large Cap Concentrated Fund Class R6	63868B575	[**]
Nationwide Diamond Hill Large Cap Concentrated Fund Institutional Service Class	63868B567	[**]
Nationwide Loomis Short Term Bond Fund Class A	63868C847	[**]
Nationwide Loomis Short Term Bond Fund Class C	63868C839	[**]
Nationwide Loomis Short Term Bond Fund Class R6	63868C821	[**]
Nationwide Loomis Short Term Bond Fund Institutional Service Class	63868C813	[**]
Nationwide WCM Focused Small Cap Fund Class A	63868B518	[**]
Nationwide WCM Focused Small Cap Fund Class C	63868B336	[**]
Nationwide WCM Focused Small Cap Fund Class R6	63868B492	[**]
Nationwide WCM Focused Small Cap Fund Institutional Service Class	63868B484	[**]
Nationwide Inflation-Protected Securities Fund Class A	63867R142	[**]
Nationwide Inflation-Protected Securities Fund Class R6	63867R134	[**]
Nationwide Inflation-Protected Securities Fund Institutional Service Class	63868C532	[**]
Nationwide International Index Fund Class A	63867T700	[**]
Nationwide International Index Fund Class C	63867T882	[**]
Nationwide International Index Fund Class R	63867T874	[**]
Nationwide International Index Fund Class R6	63867T866	[**]
Nationwide International Index Fund Institutional Service Class	63868C516	[**]
Nationwide International Small Cap Fund Class A	63868C474	[**]
Nationwide International Small Cap Fund Class R6	63868C458	[**]
Nationwide International Small Cap Fund Institutional Service Class	63868C441	[**]
Nationwide Investor Destinations Fund: Aggressive Class A	63867T858	[**]
Nationwide Investor Destinations Fund: Aggressive Class C	63867T833	[**]

Fund Name	CUSIP	12b-1 Fee (bps)
Nationwide Investor Destinations Fund: Aggressive Class R	63867T825	[**]
Nationwide Investor Destinations Fund: Aggressive Class R6	63867T817	[**]
Nationwide Investor Destinations Fund: Aggressive Institutional Service Class	63868B245	[**]
Nationwide Investor Destinations Fund: Aggressive Service Class	63867T791	[**]
Nationwide Investor Destinations Fund: Conservative Class A	63867T783	[**]
Nationwide Investor Destinations Fund: Conservative Class C	63867T767	[**]
Nationwide Investor Destinations Fund: Conservative Class R	63867T759	[**]
Nationwide Investor Destinations Fund: Conservative Class R6	63867T742	[**]
Nationwide Investor Destinations Fund: Conservative Institutional Service Class	63868B195	[**]
Nationwide Investor Destinations Fund: Conservative Service Class	63867T734	[**]
Nationwide Investor Destinations Fund: Moderate Class A	63867T726	[**]
Nationwide Investor Destinations Fund: Moderate Class C	63867T692	[**]
Nationwide Investor Destinations Fund: Moderate Class R	63867T684	[**]
Nationwide Investor Destinations Fund: Moderate Class R6	63867T676	[**]
Nationwide Investor Destinations Fund: Moderate Institutional Service Class	63868B229	[**]
Nationwide Investor Destinations Fund: Moderate Service Class	63867T668	[**]
Nationwide Investor Destinations Fund: Moderately Aggressive Class A	63867T650	[**]
Nationwide Investor Destinations Fund: Moderately Aggressive Class C	63867T635	[**]
Nationwide Investor Destinations Fund: Moderately Aggressive Class R	63867T627	[**]
Nationwide Investor Destinations Fund: Moderately Aggressive Class R6	63867T619	[**]
Nationwide Investor Destinations Fund: Moderately Aggressive Institutional Service Class	63868B237	[**]
Nationwide Investor Destinations Fund: Moderately Aggressive Service Class	63867T593	[**]
Nationwide Investor Destinations Fund: Moderately Conservative Class A	63867T585	[**]
Nationwide Investor Destinations Fund: Moderately Conservative Class C	63867T569	[**]
Nationwide Investor Destinations Fund: Moderately Conservative Class R	63867T551	[**]
Nationwide Investor Destinations Fund: Moderately Conservative Class R6	63867T544	[**]
Nationwide Investor Destinations Fund: Moderately Conservative Institutional Service Class	63868B211	[**]
Nationwide Investor Destinations Fund: Moderately Conservative Service Class	63867T536	[**]
Nationwide Long/Short Equity Fund Class A	63868D506	[**]
Nationwide Long/Short Equity Fund Class R6	63868D605	[**]
Nationwide Long/Short Equity Fund Class Institutional Service Class	63868D704	[**]
Nationwide Loomis All Cap Growth Fund Class A	63868D100	[**]
Nationwide Loomis All Cap Growth Fund Class R6	63868D209	[**]
Nationwide Loomis All Cap Growth Fund Institutional Service Class	63868D308	[**]
Nationwide Loomis All Cap Growth Fund Eagle Class	63868D886	[**]

Fund Name	CUSIP	12b-1 Fee (bps)
Nationwide Mellon Disciplined Value Fund Class A	63868D811	[**]
Nationwide Mellon Disciplined Value Fund Class K	63868D795	[**]
Nationwide Mellon Disciplined Value Fund Class R6	63868D787	[**]
Nationwide Mellon Disciplined Value Fund Institutional Service Class	63868D779	[**]
Nationwide Mellon Disciplined Value Fund Eagle Class	63868D761	[**]
Nationwide Mid Cap Market Index Fund Class A	63867U830	[**]
Nationwide Mid Cap Market Index Fund Class C	63867U814	[**]
Nationwide Mid Cap Market Index Fund Class R	63867U798	[**]
Nationwide Mid Cap Market Index Fund Class R6	63867U780	[**]
Nationwide Mid Cap Market Index Fund Institutional Service Class	63868C490	[**]
Nationwide Government Money Market Fund Class R6	63867U772	[**]
Nationwide Government Money Market Fund Investor Class	63867U764	[**]
Nationwide Government Money Market Fund Service Class	63867U723	[**]
Nationwide S&P 500 Index Fund Class A	63867U376	[**]
Nationwide S&P 500 Index Fund Class C	63867U350	[**]
Nationwide S&P 500 Index Fund Class R	63867U343	[**]
Nationwide S&P 500 Index Fund Class R6	63867U335	[**]
Nationwide S&P 500 Index Fund Institutional Service Class	63867U327	[**]
Nationwide S&P 500 Index Fund Service Class	63867U293	[**]
Nationwide Small Cap Index Fund Class A	63867V705	[**]
Nationwide Small Cap Index Fund Class C	63867V887	[**]
Nationwide Small Cap Index Fund Class R	63867V879	[**]
Nationwide Small Cap Index Fund Class R6	63867V861	[**]
Nationwide Small Cap Index Fund Institutional Service Class	63868C482	[**]
Nationwide Small Company Growth Fund Class A	63867V226	[**]
Nationwide Small Company Growth Fund Institutional Service Class	63867V218	[**]
Nationwide U.S. Small Cap Value Fund Class A	63867N265	[**]
Nationwide U.S. Small Cap Value Fund Class C	63867N257	[**]
Nationwide U.S. Small Cap Value Fund Class R6	63867N232	[**]
Nationwide U.S. Small Cap Value Fund Institutional Service Class	63867N240	[**]
Nationwide Ziegler Equity Income Fund A	63868B427	[**]
Nationwide Ziegler Equity Income Fund C	63868B419	[**]
Nationwide Ziegler Equity Income Fund Class R6	63868B393	[**]
Nationwide Ziegler Equity Income Fund Institutional Service Class	63868B385	[**]
Nationwide Ziegler NYSE Arca Tech 100 Index Fund A	63868B377	[**]

Fund Name	CUSIP	12b-1 Fee (bps)
Nationwide Ziegler NYSE Arca Tech 100 Index Fund C	63868B369	[**]
Nationwide Ziegler NYSE Arca Tech 100 Index Fund Class R6	63868B351	[**]
Nationwide Ziegler NYSE Arca Tech 100 Index Fund Institutional Service Class	63868B344	[**]

[1]	Former Class D Shares

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE IT IS BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

RETIREMENT PLANS MUTUAL FUND SELLING AGREEMENT

AMENDMENT NO. 7

This Amendment No. 7, dated January 15, 2021 (the “Amendment”), is made by and among Nationwide Investment Services Corporation (“NISC”), and Nationwide Fund Distributors LLC (“NFD”), and amends the Retirement Plans Mutual Fund Selling Agreement, dated December 29, 2016, by and among NISC and NFD (the “Selling Agreement”). Capitalized terms used in this Amendment that are not defined herein have the meanings set forth in the Selling Agreement.

WHEREAS, the primary purpose of this Amendment is to amend and restate Exhibit A to the Selling Agreement.

NOW, THEREFORE, NISC and NFD mutually agree as follows:

1.	Exhibit A to the Selling Agreement is amended and restated as shown in Exhibit A to this Amendment attached hereto.

2.	All other terms and conditions of the Selling Agreement shall continue in full force and effect.

3.

This Amendment may be executed by facsimile signature and it may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS HEREOF, NISC and NFD have caused this Amendment No. 7 to be executed as of the date written above.

NATIONWIDE INVESTMENT SERVICES CORPORATION

By:	John A. Reese
Title:	AVP, Finance Operations

NATIONWIDE FUND DISTRIBUTORS LLC

By:	Lee T. Cummings
Title:	Senior Vice President

EXHIBIT A

FUNDS AND COMPENSATION

Fund Name	CUSIP	12b-1 Fee (bps)
Nationwide AllianzGI International Growth Fund Class A	63868D852	[**]
Nationwide AllianzGI International Growth Fund Institutional Service Class	63868D837	[**]
Nationwide AllianzGI International Growth Fund Eagle Class	63868D829	[**]
Nationwide AllianzGI International Growth Fund Class R6	63868D845	[**]
Nationwide Amundi Global High Yield Fund Class A	63868C573	[**]
Nationwide Amundi Global High Yield Fund Class C	63868C565	[**]
Nationwide Amundi Global High Yield Fund Class R6	63868C557	[**]
Nationwide Amundi Global High Yield Fund Institutional Service Class	63868C540	[**]
Nationwide Amundi Strategic Income Fund Class A	63868C623	[**]
Nationwide Amundi Strategic Income Fund Class C	63868C615	[**]
Nationwide Amundi Strategic Income Fund Class R6	63868C599	[**]
Nationwide Amundi Strategic Income Fund Institutional Service Class	63868C581	[**]
Nationwide Bailard Cognitive Value Fund Class A	63868B807	[**]
Nationwide Bailard Cognitive Value Fund Class C	63868B880	[**]
Nationwide Bailard Cognitive Value Fund Class R6	63868B864	[**]
Nationwide Bailard Cognitive Value Fund Institutional Service Class	63868B856	[**]
Nationwide Bailard International Equities Fund Class A	63868B849	[**]
Nationwide Bailard International Equities Fund Class C	63868B831	[**]
Nationwide Bailard International Equities Fund Class R6	63868B815	[**]
Nationwide Bailard International Equities Fund Institutional Service Class	63868B799	[**]
Nationwide Bailard Technology and Science Fund Class A	63868B781	[**]
Nationwide Bailard Technology and Science Fund Class C	63868B773	[**]
Nationwide Bailard Technology and Science Fund Class R6	63868B757	[**]
Nationwide Bailard Technology and Science Fund Institutional Service Class	63868B740	[**]
Nationwide Bond Fund Class A	63867R100	[**]
Nationwide Bond Fund Class C	63867R308	[**]
Nationwide Bond Fund Class R	63867R506	[**]
Nationwide Bond Fund Class R6	63868B401	[**]
Nationwide Bond Fund Institutional Service Class [1]	63867R407	[**]
Nationwide Bond Index Fund Class A	63867R886	[**]
Nationwide Bond Index Fund Class C	63867R860	[**]

Fund Name	CUSIP	12b-1 Fee (bps)
Nationwide Bond Index Fund Class R6	63867R845	[**]
Nationwide Bond Index Fund Institutional Service Class	63868C524	[**]
Nationwide Core Plus Bond Fund Class A	63868B500	[**]
Nationwide Core Plus Bond Fund Class R6	63868B708	[**]
Nationwide Core Plus Bond Fund Institutional Service Class	63868B609	[**]
Nationwide Destination Retirement Fund Class A	63867N703	[**]
Nationwide Destination Retirement Fund Class R	63867N877	[**]
Nationwide Destination Retirement Fund Class R6	63867N851	[**]
Nationwide Destination Retirement5 Fund Institutional Service Class	63867N869	[**]
Nationwide Destination 2025 Fund Class A	63867N778	[**]
Nationwide Destination 2025 Fund Class R	63867N745	[**]
Nationwide Destination 2025 Fund Class R6	63867N729	[**]
Nationwide Destination 2025 Fund Institutional Service Class	63867N737	[**]
Nationwide Destination 2030 Fund Class A	63867N711	[**]
Nationwide Destination 2030 Fund Class R	63867N679	[**]
Nationwide Destination 2030 Fund Class R6	63867N653	[**]
Nationwide Destination 2030 Fund Institutional Service Class	63867N661	[**]
Nationwide Destination 2035 Fund Class A	63867N646	[**]
Nationwide Destination 2035 Fund Class R	63867N612	[**]
Nationwide Destination 2035 Fund Class R6	63867N588	[**]
Nationwide Destination 2035 Fund Institutional Service Class	63867N596	[**]
Nationwide Destination 2040 Fund Class A	63867N570	[**]
Nationwide Destination 2040 Fund Class R	63867N547	[**]
Nationwide Destination 2040 Fund Class R6	63867N521	[**]
Nationwide Destination 2040 Fund Institutional Service Class	63867N539	[**]
Nationwide Destination 2045 Fund Class A	63867N513	[**]
Nationwide Destination 2045 Fund Class R	63867N471	[**]
Nationwide Destination 2045 Fund Class R6	63867N455	[**]
Nationwide Destination 2045 Fund Institutional Service Class	63867N463	[**]
Nationwide Destination 2050 Fund Class A	63867N448	[**]
Nationwide Destination 2050 Fund Class R	63867N414	[**]
Nationwide Destination 2050 Fund Class R6	63867N380	[**]
Nationwide Destination 2050 Fund Institutional Service Class	63867N398	[**]
Nationwide Destination 2055 Fund Class A	63867N224	[**]
Nationwide Destination 2055 Fund Class R	63867N182	[**]

Fund Name	CUSIP	12b-1 Fee (bps)
Nationwide Destination 2055 Fund Class R6	63867N174	[**]
Nationwide Destination 2055 Fund Institutional Service Class	63867N166	[**]
Nationwide Destination 2060 Fund Class A	63867N158	[**]
Nationwide Destination 2060 Fund Class R	63867N133	[**]
Nationwide Destination 2060 Fund Class R6	63867N125	[**]
Nationwide Destination 2060 Fund Institutional Service Class	63867N117	[**]
Nationwide Destination 2065 Fund Class A	63868D753	[**]
Nationwide Destination 2065 Fund Class R	63868D746	[**]
Nationwide Destination 2065 Fund Class R6	63868D738	[**]
Nationwide Destination 2065 Fund Institutional Service Class	63868D720	[**]
Nationwide Emerging Markets Debt Fund Class A	63868C664	[**]
Nationwide Emerging Markets Debt Fund Class C	63868C656	[**]
Nationwide Emerging Markets Debt Fund Class R6	63868C649	[**]
Nationwide Emerging Markets Debt Fund Institutional Service Class	63868C631	[**]
Nationwide Fund Class A	63867R654	[**]
Nationwide Fund Class C	63867R639	[**]
Nationwide Fund Class Institutional Service Class[1]	63867R621	[**]
Nationwide Fund Class R	63867R613	[**]
Nationwide Fund Class R6	63868D803	[**]
Nationwide Geneva Mid Cap Growth Fund Class A	63868B732	[**]
Nationwide Geneva Mid Cap Growth Fund Class C	63868B724	[**]
Nationwide Geneva Mid Cap Growth Fund Class R6	63868B716	[**]
Nationwide Geneva Mid Cap Growth Fund Institutional Service Class	63868B690	[**]
Nationwide Geneva Small Cap Growth Fund Class A	63868B682	[**]
Nationwide Geneva Small Cap Growth Fund Class C	63868B674	[**]
Nationwide Geneva Small Cap Growth Fund Class R6	63868B666	[**]
Nationwide Geneva Small Cap Growth Fund Institutional Service Class	63868B658	[**]
Nationwide GQG US Quality Equity Fund Class A	63868D712	[**]
Nationwide GQG US Quality Equity Fund Institutional Service Class	63868D688	[**]
Nationwide GQG US Quality Equity Fund Eagle Class	63868D670	[**]
Nationwide GQG US Quality Equity Fund Class R6	63868D696	[**]
Nationwide Global Sustainable Equity Fund Class A	63867V184	[**]
Nationwide Global Sustainable Equity Fund Class C	63867V176	[**]
Nationwide Global Sustainable Equity Fund Class R6	63867V150	[**]
Nationwide Global Sustainable Equity Fund Institutional Service Class	63867V168	[**]

Fund Name	CUSIP	12b-1 Fee (bps)
Nationwide Mellon Dynamic U.S. Core Fund Class A	63867R282	[**]
Nationwide Mellon Dynamic U.S. Core Fund Class C	63867R266	[**]
Nationwide Mellon Dynamic U.S. Core Fund Class R	63867R241	[**]
Nationwide Mellon Dynamic U.S. Core Fund Class R6[1]	63867R258	[**]
Nationwide Mellon Dynamic U.S. Core Fund Institutional Service Class	63867V192	[**]
Nationwide Mellon Dynamic U.S. Core Fund Eagle Class	63868D878	[**]
Nationwide Loomis Core Bond Fund Class A	63868C102	[**]
Nationwide Loomis Core Bond Fund Class C	63868C201	[**]
Nationwide Loomis Core Bond Fund Class R6	63868C300	[**]
Nationwide Loomis Core Bond Fund Institutional Service Class	63868C409	[**]
Nationwide Diamond Hill Large Cap Concentrated Fund Class A	63868B591	[**]
Nationwide Diamond Hill Large Cap Concentrated Fund Class C	63868B583	[**]
Nationwide Diamond Hill Large Cap Concentrated Fund Class R6	63868B575	[**]
Nationwide Diamond Hill Large Cap Concentrated Fund Institutional Service Class	63868B567	[**]
Nationwide Loomis Short Term Bond Fund Class A	63868C847	[**]
Nationwide Loomis Short Term Bond Fund Class C	63868C839	[**]
Nationwide Loomis Short Term Bond Fund Class R6	63868C821	[**]
Nationwide Loomis Short Term Bond Fund Institutional Service Class	63868C813	[**]
Nationwide WCM Focused Small Cap Fund Class A	63868B518	[**]
Nationwide WCM Focused Small Cap Fund Class C	63868B336	[**]
Nationwide WCM Focused Small Cap Fund Class R6	63868B492	[**]
Nationwide WCM Focused Small Cap Fund Institutional Service Class	63868B484	[**]
Nationwide Inflation-Protected Securities Fund Class A	63867R142	[**]
Nationwide Inflation-Protected Securities Fund Class R6	63867R134	[**]
Nationwide Inflation-Protected Securities Fund Institutional Service Class	63868C532	[**]
Nationwide International Index Fund Class A	63867T700	[**]
Nationwide International Index Fund Class C	63867T882	[**]
Nationwide International Index Fund Class R	63867T874	[**]
Nationwide International Index Fund Class R6	63867T866	[**]
Nationwide International Index Fund Institutional Service Class	63868C516	[**]
Nationwide International Small Cap Fund Class A	63868C474	[**]
Nationwide International Small Cap Fund Class R6	63868C458	[**]
Nationwide International Small Cap Fund Institutional Service Class	63868C441	[**]
Nationwide Investor Destinations Fund: Aggressive Class A	63867T858	[**]
Nationwide Investor Destinations Fund: Aggressive Class C	63867T833	[**]

Fund Name	CUSIP	12b-1 Fee (bps)
Nationwide Investor Destinations Fund: Aggressive Class R	63867T825	[**]
Nationwide Investor Destinations Fund: Aggressive Class R6	63867T817	[**]
Nationwide Investor Destinations Fund: Aggressive Institutional Service Class	63868B245	[**]
Nationwide Investor Destinations Fund: Aggressive Service Class	63867T791	[**]
Nationwide Investor Destinations Fund: Conservative Class A	63867T783	[**]
Nationwide Investor Destinations Fund: Conservative Class C	63867T767	[**]
Nationwide Investor Destinations Fund: Conservative Class R	63867T759	[**]
Nationwide Investor Destinations Fund: Conservative Class R6	63867T742	[**]
Nationwide Investor Destinations Fund: Conservative Institutional Service Class	63868B195	[**]
Nationwide Investor Destinations Fund: Conservative Service Class	63867T734	[**]
Nationwide Investor Destinations Fund: Moderate Class A	63867T726	[**]
Nationwide Investor Destinations Fund: Moderate Class C	63867T692	[**]
Nationwide Investor Destinations Fund: Moderate Class R	63867T684	[**]
Nationwide Investor Destinations Fund: Moderate Class R6	63867T676	[**]
Nationwide Investor Destinations Fund: Moderate Institutional Service Class	63868B229	[**]
Nationwide Investor Destinations Fund: Moderate Service Class	63867T668	[**]
Nationwide Investor Destinations Fund: Moderately Aggressive Class A	63867T650	[**]
Nationwide Investor Destinations Fund: Moderately Aggressive Class C	63867T635	[**]
Nationwide Investor Destinations Fund: Moderately Aggressive Class R	63867T627	[**]
Nationwide Investor Destinations Fund: Moderately Aggressive Class R6	63867T619	[**]
Nationwide Investor Destinations Fund: Moderately Aggressive Institutional Service Class	63868B237	[**]
Nationwide Investor Destinations Fund: Moderately Aggressive Service Class	63867T593	[**]
Nationwide Investor Destinations Fund: Moderately Conservative Class A	63867T585	[**]
Nationwide Investor Destinations Fund: Moderately Conservative Class C	63867T569	[**]
Nationwide Investor Destinations Fund: Moderately Conservative Class R	63867T551	[**]
Nationwide Investor Destinations Fund: Moderately Conservative Class R6	63867T544	[**]
Nationwide Investor Destinations Fund: Moderately Conservative Institutional Service Class	63868B211	[**]
Nationwide Investor Destinations Fund: Moderately Conservative Service Class	63867T536	[**]
Nationwide Loomis All Cap Growth Fund Class A	63868D100	[**]
Nationwide Loomis All Cap Growth Fund Class R6	63868D209	[**]
Nationwide Loomis All Cap Growth Fund Institutional Service Class	63868D308	[**]
Nationwide Loomis All Cap Growth Fund Eagle Class	63868D886	[**]
Nationwide Mellon Disciplined Value Fund Class A	63868D811	[**]
Nationwide Mellon Disciplined Value Fund Class K	63868D795	[**]
Nationwide Mellon Disciplined Value Fund Class R6	63868D787	[**]

Fund Name	CUSIP	12b-1 Fee (bps)
Nationwide Mellon Disciplined Value Fund Institutional Service Class	63868D779	[**]
Nationwide Mellon Disciplined Value Fund Eagle Class	63868D761	[**]
Nationwide Mid Cap Market Index Fund Class A	63867U830	[**]
Nationwide Mid Cap Market Index Fund Class C	63867U814	[**]
Nationwide Mid Cap Market Index Fund Class R	63867U798	[**]
Nationwide Mid Cap Market Index Fund Class R6	63867U780	[**]
Nationwide Mid Cap Market Index Fund Institutional Service Class	63868C490	[**]
Nationwide Government Money Market Fund Class R6	63867U772	[**]
Nationwide Government Money Market Fund Investor Class	63867U764	[**]
Nationwide Government Money Market Fund Service Class	63867U723	[**]
Nationwide S&P 500 Index Fund Class A	63867U376	[**]
Nationwide S&P 500 Index Fund Class C	63867U350	[**]
Nationwide S&P 500 Index Fund Class R	63867U343	[**]
Nationwide S&P 500 Index Fund Class R6	63867U335	[**]
Nationwide S&P 500 Index Fund Institutional Service Class	63867U327	[**]
Nationwide S&P 500 Index Fund Service Class	63867U293	[**]
Nationwide Small Cap Index Fund Class A	63867V705	[**]
Nationwide Small Cap Index Fund Class C	63867V887	[**]
Nationwide Small Cap Index Fund Class R	63867V879	[**]
Nationwide Small Cap Index Fund Class R6	63867V861	[**]
Nationwide Small Cap Index Fund Institutional Service Class	63868C482	[**]
Nationwide Small Company Growth Fund Class A	63867V226	[**]
Nationwide Small Company Growth Fund Institutional Service Class	63867V218	[**]
Nationwide American Century Small Cap Income Fund Class A	63867N265	[**]
Nationwide American Century Small Cap Income Fund Class C	63867N257	[**]
Nationwide American Century Small Cap Income Fund Class R6	63867N232	[**]
Nationwide American Century Small Cap Income Fund Institutional Service Class	63867N240	[**]
Nationwide NYSE Arca Tech 100 Index Fund A	63868B377	[**]
Nationwide NYSE Arca Tech 100 Index Fund C	63868B369	[**]
Nationwide NYSE Arca Tech 100 Index Fund Class R6	63868B351	[**]
Nationwide NYSE Arca Tech 100 Index Fund Institutional Service Class	63868B344	[**]

[1]	Former Class D Shares